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                                 LEASE AGREEMENT

LEASE AGREEMENT (THE "AGREEMENT") ENTERED INTO BY AND BETWEEN: "ORIX GLOBAL COMMUNICATIONS, INC." AND THE TRUST AND AMONG THE TRUST F/39 59 OF THE BANCO DEL ATLANTICO, S.A., AS LESSOR (THE "LESSOR") REPRESENTED BY MR. HECTOR FLORES FIERRO, AND "GLOBAL COMMUNICATIONS, INC., AS LESSEE (THE "LESSEE"), REPRESENTED BY ROBERT A. MICHEL, IN ACCORDANCE WITH THE FOLLOWING RECITALS AND CLAUSES:

                                    RECITALS

1.- THE LESSOR ACTING THROUGH ITS REPRESENTATIVE DECLARES THAT:

A) THE TRUST 17-2, INCORPORATED BY THE NOTARIAL DEED NUMBER 16,0887, DATED JULY 17,1992. GRANTED BEFORE NOTARY PUBLIC NUMBER 103 OF THE FEDERAL DISTRICT, MR. ARMANDO GALVEZ PEREZ ARAGON, AND REGISTERED ON THE PUBLIC REGISTRY OF PROPERTY AND COMMERCE OF THE FEDERAL DISTRICT ON OCTOBER 25,1994, UNDER THE NUMBERS 236069 AND 9206440, DESIGNATES BANCA SERFIN,S.A. AS TRUSTEE, PLACING IN TRUST THE LOT MENTIONED IN EXHIBIT "C".

B) THE TRUST 3959, INCORPORATED BY THE NOTARIAL DEED NUMBER 36,496, DATED SEPTEMBER 8, 1994, GRANTED BEFORE NOTARY PUBLIC NUMBER 103 OF THE FEDERAL DISTRICT, MR. ARMANDO GALVEZ PEREZ ARAGON, AND REGISTERED ON THE PUBLIC REGISTRY OF PROPERTY AND COMMERCE OF THE FEDERAL DISTRICT ON OCTOBER 28, 1994 UNDER THE NUMBERS 236069 AND 9206440. ON WHICH THE TRUST COMPANY WAS SUBSTITUTED, DESIGNATING BANCO DEL ATLANTICO S.A. FIDUCIARIO, PLACING IN TRUST THE LOTS MENTIONED HEREINBELOW:

C) HOLDS TRUST TITTLE TO LOT NUMBER 1605 ON AVENIDA INSURGENTES SUR AND LOT NUMBER 84 ON DAMAS MERCADO STREET, BOTH ON THE SAN JOSE INSURGENTES NEIGHBORHOOD, DELEGACION BENITO JUAREZ OF THE FEDERAL DISTRICT, ON WHICH A MIXED-USE CENTER DENOMINATED "CENTRO INSURGENTES" IS UNDER CONSTRUCTION WHICH WILL INCLUDE A COMMERCIAL AREA; THE PREMISES IN "CENTRO INSURGENTES", AS DESCRIBED IN THE FIRST CLAUSE OF THE AGREEMENT HEREOF, IS OFFERED IN LEASE TO THE LESSEE IN ACCORDANCE WITH THE PROVISIONS HEREUNDER.

D) ITS REPRESENTATIVE HAS OBTAINED FROM THE COMPETITIVE AUTHORITY THE NECESSARY ZONING LAWS APPROVAL FOR THE DEVELOPMENT OF THE MIXED-USE CENTER DENOMINATED AS CENTRO INSURGENTES.

E) CURRENTLY HAS THE BUILDING'S OPERATION REGULATIONS AND CORRESPONDING ZONING LAWS, AS DESCRIBED IN THE BUILDING AND ADMINISTRATION RULES AND REGULATIONS OF THE CENTRO INSURGENTES (EXHIBIT "C"), AS WELL AS THE OFFICE-ADAPTATION REGULATIONS ON WHICH, THE GENERAL GUIDELINES FOR CONSTRUCTION AND OFFICE-SPACE ADAPTATION ARE INCLUDED (EXHIBIT "D").

F) ONCE THE CONSTRUCTION OF THE BUILDING HAS BEEN COMPLETED, WITH ITS CORRESPONDING LICENSES AND HAVING RECEIVED THE ABOVE MENTIONED DOCUMENTS, THE LESSOR SHALL DELIVER THE PREMISES (AS THE TERM DEFINED BELOW) TO THE LESSEE, IN ACCORDANCE WITH THE TERMS HEREINAFTER PROVIDED.

G) THE BUILDING AND PREMISES (AS THE TERM DEFINED BELOW) WILL HAVE NO HIDDEN DEFECTS THAT COULD LIMIT ITS USE OR ENJOYMENT BY THE LESSEE.

H) NO CONSENT, APPROVAL, OR AUTHORIZATION IS REQUIRED FOR THE CONSTRUCTION OF THE BUILDING OR FOR THE EXECUTION AND PERFORMANCE OF THIS AGREEMENT BY THE LESSOR, EXCEPT FOR THOSE CONSENTS, APPROVALS AND AUTHORIZATIONS THAT HAVE BEEN OBTAINED AND ARE IN FULL FORCE AND EFFECT.

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I) ITS REPRESENTATIVE, EXECUTES AND DELIVERS THIS AGREEMENT AND SHALL DELIVER
THE LEASE OF THE PREMISES TO LESSEE.

J) AS OF THIS DATE HAS ACQUIRED THE CREDIT WITH BANCO INVERLAT, S.A., OF THE GRUPO FINANCIERO INVERLAT, WHICH WAS USED FOR THE DEVELOPMENT OF CENTRO INSURGENTES.

K) MR. HECTOR FLORES FIERRO, AS TRUST REPRESENTATIVE OF THE BANCO DEL ATLANTICO, S.A. IS DULY AUTHORIZED AND EMPOWERED TO EXECUTE AND DELIVER THIS AGREEMENT ON BEHALF OF THE LESSOR.

II. THE LESSEE DECLARES THAT:

A).- IT IS A COMMERCIAL CORPORATION DULY INCORPORATED AND VALIDLY EXISTING PURSUANT TO THE LAWS OF THE NEVADA STATE, AT THE UNITED STATES OF NORTHAMERICA ("UNITED STATES"), AS EVIDENCED BY THE SECRETARY OF STATE OF THE STATE OF NEVADA WITH A PUBLIC INSTRUMENT, DATED JUNE 20, 1996.

B) MR. ROBERT A. MICHEL AS REPRESENTATIVE OF LESSEE, IS DULY AUTHORIZED AND EMPOWERED TO EXECUTE AND DELIVER THIS AGREEMENT, AS EVIDENCED BY THE SECRETARY OF STATE OF THE STATE OF NEVADA WITH A PUBLIC INSTRUMENT, DATED JUNE 20,1996.

C) IT INTENDS TO LEASE THE PREMISES, (AS THE TERM DEFINED BELOW)IN ACCORDANCE WITH THE TERMS HEREOF IN ORDER TO INSTALL CORPORATE OFFICES.

III. BY VIRTUE OF THE FOREGOING, THE PARTIES HERETO HEREBY AGREE ON THE
     FOLLOWING:

                                     CLAUSES

FIRST.- OBJECT OF THE LEASE. THE LESSOR HEREBY GRANTS IN LEASE TO THE LESSEE AND THE LESSEE HEREBY ACCEPTS, SUBJECT TO THE TERMS OF THIS AGREEMENT: (I) THE OFFICE-SPACE OF MODULE "D", IN TENTH LEVEL OF THE MIXED-USED CENTRO INSURGENTES (LEVEL THREE OF THE BUILDING'S OFFICE LEVELS, WHICH APPROXIMATELY MEASURE 215.19 RENTABLE SQUARE METERS, WITH A 85% USEFUL AREA FACTOR, AS PRESENTED IN
THE DRAFT IN EXHIBIT "A", SUBJECT TO VERIFICATION BY BOTH PARTIES BEFORE POSSESSION DATE, AND (II) THE RIGHT TO FOUR INDIVIDUAL PARKING SPACES OF WHICH ONE, WILL BE DESIGNATED AND THE REST WILL BE CONSIDERED AS NON-DESIGNATED; AND SUCH SPACES WILL BE LOCATED IN THE BUILDING, (POINTS (I) AND (II), THE "PREMISES"), AND THE LESSEE. SHALL PAY THE LESSOR, OR LESSOR ASSIGNEE A MONTHLY RENT FOR THE LEASE OF THE PREMISES, IN THE AMOUNT AND TERMS HEREUNDER.

LESSOR SHALL PERFORM THE WORK AND SHALL PREPARE PREMISES FOR OCCUPANCY AS IS SET FORTH IN DETAIL IN EXHIBIT "B" AND MADE PART OF THIS AGREEMENT.

SECOND.- TERM OF LEASE. THE TERM OF THE AGREEMENT SHALL BE FOR BOTH PARTS, FIVE
(5) COMPULSORY YEARS, BEGINNING AT THE EXECUTION OF THE AGREEMENT (HEREINAFTER REFERRED TO AS THE "LEASE COMMENCEMENT DATE"); THE AGREEMENT HEREOF SHALL BE THE LESSORS NOTIFICATION TO THE LESSEE THAT THE CONSTRUCTION OF THE BUILDING, INCLUDING ITS PREMISES AS WELL AS ALL FACILITIES, EQUIPMENT AND SERVICES DESCRIBED IN EXHIBIT "B" ARE COMPLETED AND SHALL NOT IMPEDE LESSEE TO START THE SPACE ADAPTATION AND LESSEE SHALL OCCUPY THE PREMISES AS DEFINED IN CLAUSE FOURTH HEREUNDER.

LESSOR SHALL EXEMPT THE PAYMENT OF THE RENTAL AMOUNT DEFINED IN CLAUSE FIFTH FOR THE FIRST 90 DAYS AFTER THE COMMENCEMENT DATE.

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THE PARTIES AGREE THAT THIS AGREEMENT SHALL TERMINATE ON THE EXPIRATION DATE OF
ITS INITIAL DATE, PROVIDED, HOWEVER, THAT LESSEE SHALL HAVE THE RIGHT TO EXERCISE ONE (1) CONSECUTIVE TERM EXTENSION OF FIVE (5) YEARS, UNDER THE SAME TERMS AND CONDITIONS OF THIS AGREEMENT, INCLUDING THE CURRENT RENT AT THAT TIME INCLUDING AN ADJUSTMENT ACCORDING TO THE CPI REFERRED AND DEFINED IN CLAUSE SEVENTH.

THE LESSEE, AT LEAST 120 (ONE HUNDRED AND TWENTY ) CALENDAR DAYS PRIOR THE EXPIRATION OF THIS AGREEMENT, SHALL GIVE WRITTEN NOTICE (THE "RENEWAL NOTICE") TO THE LESSOR OF ITS INTEREST TO EITHER TERMINATE OR EXTEND THE IN-FORCE TERM OF THIS AGREEMENT.

THE LESSOR, AT LEAST 180 (ONE HUNDRED AND EIGHTY) CALENDAR DAYS PRIOR THE EXPIRATION OF THIS AGREEMENT, SHALL GIVE WRITTEN NOTICE TO THE LESSEE OF THE FINAL DATE TO RECEIVE THE RENEWAL NOTICE AT THE LESSORS ADDRESS (S) DEFINED IN CLAUSE TWENTY FIRST, ATTENTION TO THE OFFICE REPRESENTATIVE, OR IN ANOTHER ADDRESS THAT THE LESSOR INDICATES BY WRITTEN NOTIFICATION FROM TIME TO TIME.

IN THE EVENT THAT LESSEE SHALL NOT EXERCISE THE EXTENSION OPTION, IT SHALL HAVE THE RIGHT TO A HOLDOVER PERIOD PURSUANT TO THE HOLDOVER NOTICE DEFINED BELOW IN CLAUSE THIRD.

LESSEE MAY OR NOT EXERCISE THIS OPTION, BUT SHALL BE MANDATORY FOR LESSOR, AND IN THE EVENT SAME ARE EXERCISED, THE TERM OF SUCH RENEWAL SHALL START IMMEDIATELY AFTER THE END OF THE INITIAL TERM OF THIS AGREEMENT. THESE RIGHTS SHALL BE SUBJECT TO AND MAY BE EXERCISED PURSUANT TO THE TERMS AND CONDITIONS DEFINED PREVIOUSLY IN THIS CLAUSE AND BELOW IN CLAUSE THIRD.

IN THE EVENT LESSEE FAILS TO VACATE THE PREMISES AFTER THE TERM OF THIS AGREEMENT EXPIRES. INCLUDING ITS RENEWAL, LESSEE SHALL CONTINUE TO PAY THE THEN CURRENT RENTAL RATE WITH A 20% INCREASE TO THE LESSOR.

THIRD.- HOLDOVER. LESSEE HAS THE RIGHT TO EXERCISE, BY WRITTEN NOTICE ("HOLDOVER NOTICE") GIVEN TO LESSOR NO LATER THAN 120 CALENDAR DAYS PRIOR TO THE TERMINATION OF THE ORIGINAL OR EXTENDED TERM OF THIS AGREEMENT, A HOLDOVER PERIOD NOT TO EXCEED SIX (6) MONTHS AFTER THE SCHEDULED LEASE EXPIRATION, DURING WHICH TIME LESSEE MAY REMAIN IN THE PREMISES AT THE THEN CURRENT RENTAL RATE, PLUS THE US CONSUMER PRICE ADJUSTMENT ACCORDING TO THE METHODOLOGY DESCRIBED IN CLAUSE SEVENTH. THE LESSEE MAY DETERMINE TO A HOLDOVER PERIOD SHORTER THAN THE PREVIOUSLY REFERRED SIX MONTH TERM AND BY PREVIOUS AUTHORIZATION OF THE LESSOR MAY EXTEND IT, AS MANY TIMES AS REQUIRED, ESTABLISHING FOR THAT A NEW REASONABLE PERIOD WITH A NEW DATE TO VACATE THE PREMISES. THE LESSOR'S AUTHORIZATION OF A NEW DATE WILL NOT BE GIVEN IN THE EVEN THAT LESSOR HAS A COMPROMISE, SUBJECT TO VERIFICATION, TO DELIVER THE PREMISES TO A NEW TENANT.

IN THE EVENT THAT LESSEE FAILS TO VACATE THE PREMISES AT THE END OF THE AGREED UPON HOLDOVER PERIOD, INITIAL OR EXTENSION, THEN LESSEE SHALL PAY TO THE LESSOR, FOR EACH MONTH THAT LESSEE REMAINS IN THE PREMISES, A TOTAL AMOUNT EQUAL TO THE CURRENT RENT AND AN ADDITIONAL 200% INCREASE.

IN THE EVENT THAT A RENEWAL NOTICE IS NOT DELIVERED AS SET FORTH IN THE PRECEDING PARAGRAPH, THIS AGREEMENT SHALL AUTOMATICALLY TERMINATE ON THE EXPIRATION DATE OF THE INITIAL TERM HEREOF OR OF ANY RENEWAL OR HOLDOVER PERIOD.

THE PARTIES AGREE THAT THIS AGREEMENT SHALL TERMINATE ON THE EXPIRATION DATE OF ITS INITIAL TERM HEREOF, ANY RENEWAL TERM OR HOLDOVER PERIOD, AS DEFINED IN THIS CLAUSE, WITHOUT THE NECESSITY OF A ANY COURT RESOLUTION.

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FOURTH.- POSSESSION AND DELIVERY OF THE PREMISES.- LESSOR WILL DELIVER
POSSESSION OF THE PREMISES TO LESSEE, FOR TENANT CONSTRUCTION, TWO DAYS AFTER THE EXECUTION OF THIS AGREEMENT (HEREINAFTER REFERRED TO AS "POSSESSION DATES"). BOTH PARTIES SHALL SIGN A DOCUMENT IN WHICH CONDITIONS OF THE PREMISES AT DELIVERY ARE DESCRIBED.

FIFTH.- RENT.- STARTING ON THE RENT COMMENCEMENT DATE, LESSEE SHALL PAY FOR THE USE OF THE PREMISES A MONTHLY RENT FOR THE FIRST YEAR EQUAL TO US$23.00 DOLLARS PER RENTABLE SQUARE METER, PLUS THE VALUE ADDED VALUE TAX IMPOSED THEREON CORRESPONDING TO 215.19 RENTABLE SQUARE METERS IN THE PREMISES. ALL RENT PAYMENTS DUE HEREUNDER (INCLUDING VAT) SHALL BE MADE IN ADVANCE WITHIN THE FIRST FIVE (5) BUSINESS DAYS OF EACH CALENDAR MONTH, AT THE ADDRESS OF THE LESSOR SET FORTH IN CLAUSE TWENTY FIRST OR AT SUCH OTHER ADDRESS AS LESSOR, ITS ASSIGNEE OR DESIGNEE MAY DESIGNATE BY WRITTEN NOTICE FROM TIME TO TIME.

LESSOR SHALL ISSUE TO THE LESSEE THE CORRESPONDING RECEIPTS UPON PAYMENT OF RENTS, WHICH RECEIPTS SHALL ALWAYS COMPLY WITH THE REQUIREMENTS SET FORTH IN THE MEXICAN TAX PROVISION IN EFFECT AT THE TIME.

THE RENT SHALL BE PAID BY LESSEE IN US DOLLARS OR ITS MEXICAN PESOS EQUIVALENT AT THE EXCHANGE RATE FOR PAYMENT OF OBLIGATIONS IN FOREIGN CURRENCY PAYABLE IN THE REPUBLIC OF MEXICO PUBLISHED BY THE BANCO DE MEXICO IN THE FEDERATION OFFICIAL JOURNAL (DIARIO OFICIAL DE LA FEDERACION) THE PRIOR BUSINESS DAY TO THE DATE OF PAYMENT.

THE RENT SHALL BE PAID FOR THE ENTIRE CALENDAR MONTH AND LESSEE MAY NOT REDUCE THE MONTHLY INSTALLMENTS BY VIRTUE OF OCCUPYING THE PREMISES JUST PART OF A GIVEN MONTH, EXCEPT FOR THE MONTH ON WHICH THE LEASE COMMENCEMENT DATE OCCURS AND SUCH, SHALL BE A DAY OTHER THAN THE FIRST DAY OF THE MONTH, IN WHICH CASE THE PAYMENT SHALL BE EQUIVALENT TO THE NUMBER OF DAYS OF OCCUPANCY BY THE LESSEE. ADDITIONALLY, LESSEE MAY NOT WITHHOLD THE RENTS DUE TOTALLY OR PARTIALLY FOR ANY REASON WHATSOEVER, EXCEPT AS DEFINED IN CLAUSE NINTH.

IN THE EVENT OF MORATORIUM AS SET FORTH IN THIS CLAUSE, THE UNPAID AMOUNT OF THE RENT SHALL BEAR INTEREST AT AN ANNUALIZED PENALTY RATE OF 5.60 (FIVE POINT SIXTY) PERCENTAGE POINTS AT THE LIBOR RATE, INCREASING 5.0 (FIVE POINT ZERO) PERCENTAGE POINTS, TIMES ONE AND A HALF TIMES (EXPRESSED AS A DECIMAL NUMBER) THAT SHALL BE APPLIED TO ANY PAYMENT OF INTERESTS; HOWEVER, IF SAID PENALTY WOULD BE IN VIOLATION OF APPLICABLE LAWS THEREOF, THEN SAID PENALTY SHALL BE THE MAXIMUM PENALTY PERMITTED BY THE LAWS AT THAT TIME. THE INTERESTS OF THE PENALTY AS CALCULATED HEREINBEFORE SHALL HAVE AS BASE THE REAL NUMBER OF DAYS ELAPSED AND A 365-DAY YEAR.

SIXTH.- SECURITY DEPOSIT AND ADVANCED RENT.- IN ORDER TO GUARANTEE FULFILLMENT OF ITS OBLIGATIONS UNDER THIS AGREEMENT, LESSEE HEREBY DEPOSITS WITH LESSOR THE EQUIVALENT TO ONE MONTH'S RENT, WHICH SHALL APPLY IN LIEU OF THE RENT DUE TO THE LAST MONTHS OF RENT UNDER THIS AGREEMENT, AND AS AN ADVANCE FOR THE FIRST MONTH OF RENT AT THE EXECUTION OF THIS AGREEMENT.

SEVENTH.- ADJUSTMENTS.- ON THE FOLLOWING DAY OF THE FIRST ANNIVERSARY OF THE LEASE COMMENCEMENT DATE AND ON EACH ANNIVERSARY DATE THEREAFTER DURING THE LEASE TERM, THE MONTHLY RENT SHALL BE INCREASED AT A PERCENTAGE EQUAL TO ONE AND A HALF PERCENTAGE POINTS PLUS THE PERCENTAGE ADJUSTMENT OF THE FINAL GENERAL INDEX OF THE PRICE CONSUMER INDEX OF THE UNITED STATES AS PUBLISHED BY "BARRONS" (OR
A SIMILAR PUBLICATION IF "BARRONS" IS DISCONTINUED), FOR THE CORRESPONDING PERIOD TO COMPUTE SUCH ADJUSTMENT, THE DIFFERENCE BETWEEN THE LAST GENERAL CONSUMER PRICE INDEX PUBLISHED PRIOR THE FIRST MONTH OF THE YEAR OF THE LEASE FOR WHICH THE ADJUSTMENT IS TO BE MADE ("CURRENT INDEX") VERSUS THE INDEX WHICH WAS PUBLISHED FOR

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THE MONTH PRIOR TO THE PRIOR ANNIVERSARY DATE ("PRIOR INDEX") WILL PROVIDE THE
PERCENTAGE INCREASE FOR CORRESPONDING RENT ADJUSTMENT. SHOULD THE USE OF THE CONSUMER PRICE INDEX BE DISCONTINUED OR MODIFIED, THE LESSOR SHALL SUBSTITUTE THE CURRENT CPI WITH ANY OTHER INDEX OR GOVERNMENTAL INDICATOR THAT SHALL OBTAIN ESSENTIALLY THE SAME RESULT AS WOULD HAVE BEEN OBTAINED IF THE INDEX HAD NOT BEEN DISCONTINUED OR MODIFIED.

IN ANY EVENT, THE PAYABLE RENT FOR A YEAR LEASE SHALL NOT BE LESS THAN THE PAYABLE RENT HEREIN FOR THE IMMEDIATELY PRECEDING YEAR OF LEASE.

WITHIN UP TO 15 CALENDAR DAYS FOLLOWING THE DETERMINATION OF THE RENT INCREASE AS DEFINED IN THIS CLAUSE, THE LESSOR SHALL NOTIFY IN WRITING TO LESSEE THE AMOUNT OF SUCH ADJUSTMENT AND THE COMPUTATIONS BY WHICH IT WAS DETERMINED. WITHIN UP TO 15 BUSINESS DAYS AFTER RECEIPT OF SUCH WRITTEN NOTICE FROM LESSOR, LESSEE SHALL PAY THE DIFFERENCE BETWEEN THE MONTHLY RENT FOR THE IMMEDIATELY PRECEDING YEAR AND THE MONTHLY RENT AS ADJUSTED IN ACCORDANCE WITH THIS CLAUSE SEVENTH AS ADDITIONAL RENT.

EIGHTH.- BUILDING OPERATING EXPENSES. THE LESSOR OR THE COMPANY IN CHARGE OF THE MANAGEMENT AND MAINTENANCE OF THE BUILDING SHALL GIVE PRIOR WRITTEN NOTICE TO LESSEE OF THE DATE OF THE COMMENCEMENT OF MAINTENANCE AND MANAGEMENT FEES, LESSEE SHALL PAY TO LESSOR MONTHLY INSTALLMENTS, AS DEFINED IN CLAUSE FIFTH FOR BUILDING AND OPERATING EXPENSES ACCORDING TO LESSEE'S OCCUPIED PROPORTION OF THE BUILDING, WHICH IS OF 0.80% +/- 0.05%. THIS SUM SHALL BE REVIEWED AND ADJUSTED ON JANUARY 1 AND JUNE 30 OF EVERY YEAR ACCORDING TO THE ACTUAL BUILDING OPERATING EXPENSES INCURRED. THE LESSOR ACKNOWLEDGES THAT THE LESSEE JUST FOR OCCUPYING THE PREMISES HAS THE RIGHT TO PARTICIPATE AND EXPRESS ITS OPINION IN CONDOMINIUM AND SUB CONDOMINIUM MANAGEMENT MEETINGS IN ACCORDANCE TO DECLARATION II-D.

LESSEE'S RIGHT TO VOTE SHALL BE COMMENSURATE WITH ITS OCCUPANCY OF THE BUILDING AND SHALL BE VALID SOLELY FOR OPERATIVE AND MANAGEMENT RESOLUTIONS.

WITHIN 15 CALENDAR DAYS FOLLOWING THE DETERMINATION OF THE ACTUAL BUILDING OPERATIVE EXPENSES PURSUANT TO THIS CLAUSE, LESSOR SHALL NOTIFY LESSEE, IN WRITING, THE AMOUNT OF ANY DIFFERENCE FROM THE ESTIMATES PAID BY LESSEE FOR THE PREVIOUS 180 CALENDAR DAYS.

IN THE EVENT OF LESSEE'S DEFICIT, WITHIN UP TO 20 DAYS AFTER RECEIPT OF SUCH WRITTEN NOTICE FROM LESSOR, LESSEE SHALL PAY THE DIFFERENCE. IN THE EVENT LESSEE'S FAILURE TO PAY SUCH DEFICIT IN THE TERM HEREINBEFORE MENTIONED, FROM THE MOMENT THE LESSEE RECEIVES THE LESSOR OR ITS DESIGNEE'S WRITTEN NOTIFICATION OF SAID DEFICIT, LESSEE SHALL PAY THE DIFFERENCE PLUS THE INTERESTS GENERATED AT BANCO DEL ATLANTICO'S S.A. RATE FOR 28-DAYS INVESTMENTS.

IN THE EVENT OF LESSEE'S OVERPAYMENT, LESSOR SHALL CREDIT SAID BALANCE AGAINST THE LESSEE'S IMMEDIATELY SUCCEEDING MONTHLY INSTALLMENT DUE FOR BUILDING OPERATING EXPENSES.

LESSEE'S OCCUPIED PROPORTION OF THE TOTAL BUILDING OFFICE SPACE IS OF 1.278% (THE PERCENTAGE THAT 341.00 M2 REPRESENTS WITH RESPECT TO THE BUILDING'S TOTAL LEASABLE AREA, WHICH IS OF 26,678.00 M2).

FOR PURPOSE OF THIS AGREEMENT, BUILDING OPERATING EXPENSES SHALL MEAN ALL ACTUAL, DOCUMENTED, REASONABLE AND NECESSARY COSTS OF OPERATING THE BUILDING FOR THE BENEFIT OF ALL TENANTS (INCLUDING COMMON AREA MAINTENANCE, GENERAL SERVICES AND LANDLORD'S INSURANCE COSTS). LESSOR SHALL PROVIDE BUILDING SERVICES IN A TIMELY AND COST-EFFICIENT FASHION THE SERVICES HEREINBELOW FOR THE BUILDING'S COMMON AREAS, THROUGH ANY PERSON OR FIRM OF ITS CHOICE, AND FOR WHOM LESSEE SHALL NOT HAVE ANY LIABILITY, OBLIGATION OR RELATION AS FOLLOWS:

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                                GENERAL SERVICES

BUILDING'S GENERAL MANAGEMENT.
BUILDING'S SECURITY. 24 HOURS A DAY, 7 DAYS A WEEK.
ELECTRIC POWER EXPENSES AS WELL AS LIGHTNING FOR COMMON AREAS
ELEVATOR'S MAINTENANCE, WITH AT LEAST THREE AVAILABLE PASSENGER ELEVATORS FOR USE IN THE BUILDING'S NORMAL BUSINESS HOURS.
HYDRAULIC SYSTEM AND FIRE-PROTECTION SYSTEM MAINTENANCE.
SUB-STATION MAINTENANCE.
EMERGENCY POWER MAINTENANCE.
CHILLERS AND SMOKE EXTRACTORS MAINTENANCE.
GARBAGE PICK-UP.
COMMON AREA FUMIGATION.
CLEANING SUPPLIES FOR COMMON AREAS.
GENERAL CLEANING OF WINDOWS; COMMON AREA AND EXTERIOR.
COMMON AREAS POLISHING OF FLOORS.
COMMON AREAS MAINTENANCE.
EXTERIOR AND INTERIOR GARDENS OF COMMON AREAS AND PUBLIC PAVEMENT
INSURANCE IN ACCORDANCE TO CLAUSE THIRTEEN.

ALL THIS SERVICES SHALL BE PROVIDED TIMELY AND WITH QUALITY IN ACCORDANCE TO
THE BUDGET PREVIOUSLY PRESENTED BY THE COMPANY HIRED TO PROVIDE SAID SERVICES, FOR THE BUILDING HEREOF TO LESSEE AS SET FORTH IN THE BUILDING'S RULES AND REGULATIONS, INTENDING TO MAINTAIN THE BUILDING AT A LEVEL CURRENTLY EQUIVALENT.

BUILDING OPERATING EXPENSES SHALL NOT INCLUDE THE FOLLOWING, WHICH SHALL BE PAID BY LESSOR:

1).- ALL EXPENSES OF A CAPITAL NATURE, EXCEPT TO THE EXTENT THAT THE CAPITAL IMPROVEMENTS SERVE TO REDUCE BUILDING'S OPERATING EXPENSES TO THE BENEFIT OF ALL TENANTS AND THAT ACTUAL ANNUAL SAVINGS EXCEED THE AMORTIZED COST OF IMPROVEMENTS, IN WHICH CASE THE ANNUAL AMORTIZATION MAY BE CHARGED TO TENANTS. CAPITAL COSTS INCLUDE SUCH EXPENDITURES AT COST OF REPLACEMENT OF ANY MAJOR SYSTEM (OR COMPONENT THEREOF) IN THE BUILDING UNDERSTANDING AS MAJOR SYSTEM WHATEVER IS DEFINED AS SUCH IN MEXICO'S REGULATIONS AT THAT TIME; OR COST OF ANY ADDITIONS OR CAPITAL IMPROVEMENTS CLASSIFIED AS CAPITAL EXPENDITURES UNDER ACCOUNTING PRINCIPLES OF GENERAL ACCEPTANCE AND CONSISTENTLY APPLIED; THE COST OF THE CONSTRUCTION OF ALL OR ANY PART OF THE BUILDING AND RELATED IMPROVEMENTS AS WELL AS EXPENSES TO CORRECT DEFECTS IN THE BUILDING'S DESIGN OR ANY OTHER IMPROVEMENT THEREOF NOT INSTALLED BY LESSEE OR TO EXPAND THE BUILDING OR ADD NEW STRUCTURES OR FACILITIES WITHIN THE BUILDING; ACQUISITION COSTS OF SCULPTURE, PAINTINGS OR WORKS OF ART; AND RENTALS OR OTHER RELATED EXPENSES INCURRED IN LEASING AIR-CONDITIONING SYSTEMS, ELEVATORS OR OTHER EQUIPMENT ORDINARILY CONSIDERED TO BE A CAPITAL ITEM TO THE EXTENT SUCH ITEMS ARE OF THE TYPE WHICH OWNERS OF OFFICE BUILDINGS CUSTOMARILY PURCHASE RATHER THAN LEASE.

2).- DEPRECIATION, INTERESTS, PRINCIPAL, GROUND RENTAL, DEPOSITS AND ALL OTHER PAYMENTS MADE ON OR IN RESPECT TO ANY INDEBTEDNESS OR EQUITY PARTICIPATION FOR FIXED ASSETS BY ANY LENDER OR LESSOR; AND ALL COSTS INCURRED IN CONNECTION WITH ANY FINANCING, SYNDICATION, HYPOTHECATION, REFINANCING, SALE, TRANSFER OR CONDOMINIUM OR COOPERATIVE CONVERSION OF ALL OR ANY PART OF THE BUILDING.

3).- ALL MARKETING, SPACE-PLANNING, ACCOUNTING AND ADVERTISING EXPENSES AND COSTS AND ALL AMOUNTS INCURRED IN CONNECTION WITH THE LEASING OR RE-LEASING OR SALE OF SPACE IN THE BUILDING.

4).- LEGAL AND OTHER COSTS AND EXPENSES INCURRED IN ENFORCING THE PROVISIONS OF ANY LEASE FOR SPACE IN THE BUILDING AND IN PREPARING, NEGOTIATING AND REVISING ANY DOCUMENTATION AFFECTING THE BUILDING.

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

5).- CHARGES FOR SERVICES RENDERED OR MATERIALS FURNISHED TO LESS THAN ALL OF TENANTS OF THE BUILDING OR TO ANY TENANT IN THE BUILDING OTHER THAN LESSEE AND ALL EXPENDITURES FOR WHICH LESSOR HAS BEEN OR HAS THE RIGHT TO BE REIMBURSED OR INDEMNIFIED.

6).- EXECUTIVES AND PARTNER WAGES, SALARIES AND BENEFITS.

7).- ANY BAD DEBT LOSS OR RESERVES FOR BAD DEBT LOSS.

8).- COSTS FOR COMPLYING WITH GOVERNMENTAL CODE REGULATIONS.

9).- LESSOR POLITICAL OR CHARITABLE DONATIONS.

10).- ANY COMPENSATION TO EMPLOYEES, OR ATTENDANTS OR OTHER PARTIES OPERATING COMMERCIAL CONCESSIONS, FOR THE ADDITIONAL PROFIT OF THE LESSOR. INCLUDING PARKING.

LESSOR IS OBLIGATED TO INFORM LESSEE AT ANY TIME AN OVERCHARGE OR UNDERCHARGE OF BUILDING OPERATING EXPENSES IS DISCOVERED BY AUDITORS, EMPLOYEES OR OTHER TENANTS. LESSOR WILL EXERCISE ITS BEST EFFORTS TO MAINTAIN BUILDING OPERATING EXPENSES AS LOW AS PRACTICABLE.

LESSOR ACKNOWLEDGES THAT AS FOR THIS MOMENT THE BUILDING HEREOF IS CLASSIFIED AS INTELLIGENT OR FIRST CLASS.

LESSOR SHALL MAINTAIN THE BUILDING IN A FIRST CLASS MANNER COMPARED WITH BUILDINGS DEFINED AS SUCH WITHIN MEXICO CITY AND SHALL UTILIZE ITS BEST EFFORTS TO MAINTAIN THE RELATED BUILDING OPERATING EXPENSES WITHIN THE COSTS STANDARDS OF OTHER BUILDINGS OF SIMILAR QUALITY.

THE COST OF ELECTRICITY USAGE TO THE PREMISES SHALL NOT BE PROVIDED FOR BY LESSOR. LESSEE SHALL CONTRACT DIRECTLY WITH THE SUPPLIER FOR ITS ELECTRICITY, ACKNOWLEDGING THAT SAID SERVICE SHALL NOT EXCEED THE CAPACITY OF THE BUILDING INSTALLATIONS. LESSEE SHALL COVER THE COST OF THIS SERVICE. THE COST OF AFTER HOURS USAGE OF THE COMMON AREA ELECTRICITY, AS REQUIRED BY LESSEE, SHALL BE PASSED THROUGH TO LESSEE AT LESSOR'S DIRECT COST, AND THE SAME SHALL APPLY TO ALL OTHER TENANTS.

EXPENSES FOR THE CONSUMPTION OF WATER SHALL BE PAID BY LESSEE IN ACCORDANCE WITH LESSEE'S PROPORTIONATE SHARE AS DEFINED IN THE BUILDINGS RULES AND REGULATIONS ON AV.INSURGENTES SUR #1605.

THE MANAGEMENT AND ADMINISTRATION OF THE BUILDING'S COMMON AREAS SHALL BE DONE AS SET FORTH IN EXHIBIT "C" AND AS BUILDING OPERATING REGULATIONS WHICH ARE CURRENTLY GOING THROUGH AN ADJUSTMENT PROCESS.

NINTH.- REPAIRS AND IMPROVEMENTS. LESSOR SHALL MAKE THE NECESSARY REPAIRS OF THE COMMON AREAS, AND MAY PASS THROUGH SAID COSTS (OTHER THAN CAPITAL COSTS AND COSTS INCURRED DUE TO HIDDEN OR LATENT DEFECTS IN THE BUILDING OR DUE TO CAUSES WITHIN LESSOR'S CONTROL OR DUE TO LESSOR'S BAD FAITH OR NEGLIGENCE), TO LESSEE AS BUILDING OPERATING EXPENSES, INCLUDING BUT NOT LIMITED TO THE ROOF, PLUMBING, ELEVATORS, PUMPS, ELECTRIC GENERATOR, ELECTRICAL SYSTEM, WINDOWS, BUILDING AIR CONDITIONING AND OTHER BASIC INSTALLATIONS OF THE BUILDING. LESSEE SHALL FORTHWITH ADVISE LESSOR IN WRITING OF ANY DAMAGES CAUSED TO THE PREMISES THAT MUST BE REPAIRED, IN THE EVENT THAT IN LESSEE'S OPINION SAID REPARATIONS ARE NECESSARY.

SHOULD LESSOR ACTING WITH ALL DUE DILIGENCE FAIL TO TAKE ACTION TO COMPLETE SUCH REPAIRS WITHIN A REASONABLE PERIOD, LESSEE MAY PROCEED TO MAKE SUCH REPAIRS AT LESSOR'S COST AND THEREFORE SHALL HAVE THE RIGHT TO DEDUCT FROM FUTURE MAINTENANCE FEES ALL REASONABLE COSTS DERIVING THEREFROM. SAID EXPENSES MAY BE INCLUDED IN THE BUILDING OPERATING EXPENSES IN ACCORDANCE WITH CLAUSE EIGHTH.

IN ORDER TO MAINTAIN THE PREMISES IN GOOD CONDITIONS, LESSEE IS OBLIGED TO MAKE THE NECESSARY MAINTENANCE AND/OR REPAIRS TO THE PREMISES DERIVED FROM NORMAL DAILY USE AND WEAR AND FOR ANY IMPUTABLE TO LESSEE OR LESSEE'S EMPLOYEES OR VISITORS, EXCLUDING REPAIRS THAT ARE NOT CAUSED BY ITS OR THEIR FAULT OR NEGLIGENCE. MAINTENANCE AND/OR REPAIRS REQUIRES TO BE PERFORMED BY THE LESSEE WHICH HAVE AN IMPACT ON OR ARE VISIBLE FROM THE COMMON AREAS SHALL BE PERFORMED IN NO MORE THAN 15 BUSINESS DAYS. IN THE EVENT THAT THE LESSEE FAILS TO PROVIDE OR COMPLETE MAINTENANCE AND/OR REPAIRS TO THE PREMISES, LESSOR MAY PROCEED TO MAKE SUCH MAINTENANCE AND/OR REPAIRS USING ITS OWN FUNDS AND THEREFORE BE ENTITLED TO CHARGE AS MAINTENANCE FEES, ALL REASONABLE EXPENSES DERIVING THEREFROM.

LESSOR IS OBLIGED AT ITS COST, TO MAKE ALL IMPROVEMENTS AND REPAIRS NEEDED OR USEFUL (MAJOR AND MINOR) AND TO COVER ALL COSTS IN ORDER TO MAINTAIN THE PREMISES IN ADEQUATE CONDITIONS FOR THE AGREED USE. IN THE EVENT THAT SUCH IMPROVEMENTS AND REPAIRS ARE NECESSARY ACCORDING TO LESSEE'S OPINION, LESSEE SHALL GIVE WRITTEN NOTICE TO LESSOR OF SUCH FOR PURPOSE OF THIS AGREEMENT, "ADEQUATE CONDITIONS" SHALL MEAN SIMILAR CONDITIONS AS THOSE AT THE COMMENCEMENT DATE, TAKING INTO CONSIDERATION NORMAL USE AND WEAR. IN THE EVENT THAT LESSOR FAILS TO MAKE SUCH REPAIRS WITHIN A REASONABLE PERIOD OF TIME, LESSEE MAY PROCEED TO MAKE SUCH REPAIRS USING ITS OWN FUNDS AND THEREFORE BE ENTITLED TO DEDUCT FROM FUTURE RENTS ALL REASONABLE EXPENSES DERIVED THEREFROM.

THE LESSOR IS LIABLE FOR ALL HIDDEN DEFECTS THAT MAY IMPAIR OR LIMIT THE NORMAL OR APPROPRIATE USE OF THE PREMISES.

ALL IMPROVEMENTS OR FITTINGS TO THE PREMISES, INCLUDING THE CEILING SYSTEM AND LIGHTS, DUCT, LIFE SAFETY SYSTEM, SPRINKLERS, AIR CONDITIONING, ELECTRICAL DISTRIBUTION AND TRANSFORMER, AIR HANDLING DEVICES AND ANY OTHER PERMANENT IMPROVEMENTS TO THE PREMISES PLACED BY LESSEE, EITHER FUNCTIONAL OR ORNAMENTAL, SHALL BE PAID BY LESSEE AND AT THE EXPIRATION OF THIS AGREEMENT, SHALL BECOME LESSOR'S PROPERTY. LESSEE MAY NOT REMOVE SAID IMPROVEMENTS ON THE TERMINATION OF THIS AGREEMENT WITHOUT LESSOR'S PRIOR WRITTEN AUTHORIZATION. IN THE EVENT THAT THE LESSEE MAKES CHANGES WHICH ALTER THE BUILDING STRUCTURE OR THE ORIGINAL BUILDING DESIGN, THE LESSOR SHALL HAVE THE RIGHT TO DECIDE WHETHER THE LESSEE SHALL RETURN THE PREMISES IN THE SAME CONDITIONS AS IN WHICH THEY WERE RECEIVED FROM LESSOR, LESS NORMAL WEAR AND TEAR AND INEVITABLE CAUSES NOT WITHIN LESSEE'S CONTROL. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY THESE PROVISIONS FOR RESTORATION DO NOT APPLY TO NORMAL OFFICE IMPROVEMENTS INCLUDING BUT NOT LIMITED TO CEILINGS, DOORS, FLOOR COVERINGS, AIR CONDITIONING AND DUCT WORK, LIGHTNING, TELEPHONE AND ELECTRICAL INSTALLATIONS. BEFORE STARTING ANY IMPROVEMENTS OR RENOVATIONS TO THE PREMISES, LESSEE SHALL PRESENT THE CORRESPONDING PROJECT TO LESSOR FOR ITS APPROVAL, WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED FOR MORE THAN 5 CALENDAR DAYS.

LESSEE SHALL HAVE NO RIGHT TO ANY COMPENSATION FROM LESSOR FOR ANY IMPROVEMENTS MADE BY LESSEE TO THE PREMISES.

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, LESSEE MAY REMOVE FURNITURE AND EQUIPMENT AND TRADE FIXTURES WHICH ARE NOT PERMANENTLY ATTACHED TO THE PREMISES, WITHOUT LESSOR'S WRITTEN AUTHORIZATION, PROVIDED THAT LESSEE REPAIRS ANY DAMAGE CAUSED WHEN REMOVING SAID IMPROVEMENTS.

LESSOR AND LESSEE SHALL NOT DAMAGE OR ALLOW OTHERS TO DAMAGE THE PREMISES.

TENTH.- USE OF THE PREMISES. LESSEE SHALL USE AND OCCUPY THE PREMISES FOR ANY LAWFUL PURPOSE FOR THE BUILDING AS GOVERNED BY THE PARTIAL PLAN FOR URBAN DEVELOPMENT OF THE DELEGACION BENITO JUAREZ, WHICH ALLOWS ITS USE SOLELY FOR GENERAL OFFICE ACTIVITIES, FINANCIAL SERVICES, BUSINESS, DATA PROCESSING AND LESSEE'S

OWN ACTIVITIES, THE LESSEE SHALL PROVIDE RELATED AUTHORIZATION(S) FROM CORRESPONDING AUTHORITIES, IN THE EVENT THESE ARE REQUIRED.

LESSEE IS NOT ALLOWED TO USE THE PREMISES AS A RESIDENCE, COMMERCE, WAREHOUSE OR ANY OTHER USE DIFFERENT FROM CORPORATE OFFICES.

NEITHER LESSOR NOR LESSEE SHALL BRING OR PERMIT OTHERS TO BRING INTO THE BUILDING AND THE PREMISES ANY TOXIC, CORROSIVE, FLAMMABLE, RADIOACTIVE, EXPLOSIVE OR OTHER HAZARDOUS MATERIALS.

THE BUILDING HOURS ARE 8:00 A.M. TO 8:00 P.M. MONDAY THROUGH FRIDAY. HOWEVER, LESSEE AND LESSEE'S EMPLOYEES AND AUTHORIZED PERSONNEL INCLUDING CONTRACTORS SHALL HAVE ACCESS TO THE BUILDING 24 HOURS A DAY, 365 DAYS OF THE YEAR STARTING FROM THE POSSESSION DATE AND UNTIL THIS AGREEMENT IS TERMINATED IN ACCORDANCE WITH ITS TERMS.

LESSEE AND LESSOR SHALL CONDUCT THEIR BUSINESS AND CONTROL THEIR AGENTS, EMPLOYEES AND INVITEES IN SUCH A MANNER AS TO AVOID ANY DAMAGE OR INTERFERENCE, HINDRANCE OR OTHERWISE AFFECT ANY OTHER LESSEE IN THE BUILDING.

LESSOR AND LESSEE, AS APPLICABLE, SHALL STRICTLY COMPLY WITH THE CONDOMINIUM AND MANAGEMENT CENTRO INSURGENTES REGULATIONS (EXHIBIT "C").

LESSOR HEREBY COVENANTS THAT LESSEE SHALL, DURING THE TERM OF THIS AGREEMENT, PEACEFULLY AND QUIETLY OCCUPY AND ENJOY POSSESSION OF THE PREMISES WITHOUT MOLESTATION OR HINDRANCE BY LESSOR OR ANY PARTY CLAIMING TO BE OR ACTING ON BEHALF OF LESSOR.

ELEVENTH.- RIGHT TO INSPECT PREMISES. LESSOR SHALL HAVE THE RIGHT TO INSPECT THE PREMISES FROM TIME TO TIME IN ORDER TO CHECK THE CONDITIONS OF THE PREMISES, FIXTURES, AND EQUIPMENT. FOR THIS PURPOSE, LESSOR SHALL NOTIFY IN WRITING TO LESSEE OF THE DATE OF THE INSPECTION, FIVE BUSINESS DAYS IN ADVANCE, EXCEPT IN EMERGENCY CASES.

TWELFTH.- LIABILITY IN CASE OF DAMAGES OR LOSSES. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY DAMAGES OR LOSSES CAUSED TO THE PREMISES DUE TO EARTHQUAKE, LIGHTNING, EXPLOSION, FLOOD, OR ANY OTHER NATURAL DISASTER OR BY WORKERS STRIKE OF THE COMPANY THAT PROVIDES THE BUILDING SERVICES. IN SUCH EVENT, LESSOR SHALL ADVISE LESSEE OF THE TIME REQUIRED TO MAKE REPAIRS NECESSARY TO BRING THE BUILDING OR PORTION THEREOF TO ITS ORIGINAL CONDITION.

THE LESSOR SHALL BEGIN REPAIRS WITHIN A REASONABLE PERIOD IN THE EVENT OF ANY SUCH DAMAGE TO THE BUILDING. IF SUCH DAMAGE IS MINOR, (AS INSURANCE COMPANIES DEFINE MAJOR AND MINOR DAMAGE), THE RENT SHALL BE DECREASED IN PROPORTION AND IN ACCORDANCE TO WHAT IS ESTABLISHED BY THE INSURANCE COMPANY, FROM THE DATE OF THE CASUALTY OR DAMAGE UNTIL THE PREMISES ARE REPAIRED, AFTER 90 DAYS IF LESSOR HAS NOT BEGUN THE PREMISES REPAIR LESSEE MAY CANCEL THIS AGREEMENT. FOR MAJOR DAMAGE FROM ANY CAUSE, WHERE A THIRD OR MORE OF THE PREMISES CANNOT BE OCCUPIED, ALL RENT WILL BE ABATED, FROM THE DATE OF CASUALTY OR DAMAGE, AND LESSOR WILL HAVE THIRTY DAYS TO ASSESS THE DAMAGE, AFTER WHICH, LESSEE WILL HAVE THE RIGHT TO TERMINATE THIS LEASE AGREEMENT IF IN LESSEE'S OPINION REPAIRS CANNOT BE COMPLETED WITHIN THE FOLLOWING 90 DAYS. UNDER ANY CONDITION, IF THE REPAIR OF THE DAMAGE HAS NOT OR CANNOT BE COMPLETED AFTER A PERIOD OF 120 DAYS AFTER SAID DAMAGE OR CASUALTY OCCURRED, LESSEE WILL HAVE A RIGHT TO TERMINATE THIS LEASE AGREEMENT WITH NO LIABILITY TO EITHER LESSEE OR LESSOR.

NOTWITHSTANDING ANYTHING ABOVE TO THE CONTRARY, IN THE EVENT OF DAMAGE DUE TO LESSEE'S NEGLIGENCE, LESSEE SHALL HAVE NO RIGHT TO CANCEL THIS AGREEMENT.

THIRTEENTH. A INSURANCE. LESSOR SHALL CONTRACT ON HIS BEHALF, WITH AN INSURANCE COMPANY DULY AUTHORIZED IN MEXICO, THE INSURANCE HEREINBELOW;

A).- PROPERTY AND CASUALTY INSURANCE THAT PERTAINS TO THE BUILDING WITH A COVERAGE OF ONE HUNDRED PERCENT (100%) OF THE INSURABLE VALUE OF THE BUILDING'S STRUCTURE AND COMMON AREAS INCLUDING ALL EQUIPMENT AND FIXTURES (EXCEPT FOR THOSE INSTALLED BY LESSEES), AGAINST FIRE, LIGHTNING. EXPLOSIONS, HURRICANE, HAIL, THUNDERSTORMS, ACCIDENTAL DUCT FAILURE, EARTHQUAKES AND VOLCANIC ERUPTION, DAMAGE BY WORKERS STRIKE, VANDALISM, OR UPRISINGS, ON BEHALF OF THE LESSOR. THE LESSOR SHALL PROVIDE INSURANCE AGAINST ACCIDENTAL BREAKS OF WINDOWS OF THE BUILDING'S FRONTAGE ON BEHALF OF THE LESSOR.

B).- LIABILITY INSURANCE, WITH A MINIMUM COVERAGE, STANDARD ON THE MEXICAN MARKET FOR FIRST CLASS FACILITIES, COVERING DAMAGES CAUSED BY THIRD PARTIES OR PROPERTY THEREOF INCLUDING NEGLIGENT ACTS BY THE LESSOR, LESSEES OR ITS AGENTS, EMPLOYEES OR PARTNERS.

LESSEE SHALL PROVE THAT IT HAS THE NECESSARY RESOURCES OR THAT IT INTENDS TO ACQUIRE THE NECESSARY INSURANCE TO COVER ALL DAMAGES TO THE PREMISES AND LIABILITY FOR DAMAGES CAUSED BY THIRD PARTIES OR PROPERTIES THEREOF, INCLUDING LESSEE, ITS REPRESENTATIVES, EMPLOYEES OR PARTNERS NEGLIGENCE, WITH A MINIMUM COVERAGE OF US $120,000.00. SAID FUND OR INSURANCE POLICY SHALL BE IN EFFECT FROM THE POSSESSION DATE UNTIL OR AFTER THE EXPIRATION DATE OF THIS AGREEMENT, WHEN LESSEES OBLIGATIONS HEREIN ARE COMPLETELY SATISFIED. LESSOR AND LESSEE SHALL PROVIDE TO EACH OTHER THE RESPECTIVE COPIES OF THE INSURANCE POLICIES OR A LEGAL EQUIVALENT WITHIN THE FOLLOWING 30 DAYS TO THE DATE A WRITTEN REQUIREMENT IS RECEIVED.

LESSEE HEREBY AUTHORIZES LESSOR THAT, AT THE EXPENSE OF LESSEE, TO PAY REASONABLE EXPENSES OF THE INSURANCE AND PASSED THEM ON TO LESSEE AS BUILDING OPERATING EXPENSES, IN ACCORDANCE TO THE PROPORTION THAT LESSEE HAS SAID EXPENSES AS DEFINED IN CLAUSE EIGHTH.

FOURTEENTH.- AIR CONDITIONING SYSTEM. LESSOR SHALL PROVIDE AIR CONDITIONING CAPACITY EQUIVALENT TO 1 TON PER 37 SQUARE METERS OF THE BUILDING'S LEASABLE OFFICE SPACE AND SHALL PROVIDE LESSEE COLD WATER IN THE BUILDING FOR LESSEE'S AIR CONDITIONING SYSTEM, LESSOR SHALL OBTAIN AND MAINTAIN COVENANTS FOR THE ADEQUATE FUNCTIONING OF SAID SYSTEM IN THE BUILDING.

LESSEE SHALL PAY ALL EXPENSES RELATED TO THE PERIODIC MAINTENANCE OF THE AIR CONDITIONING GENERAL SYSTEM WITHIN THE PREMISES.

FIFTEENTH.- NAME DISPLAY. LESSEE REQUIRES LESSOR'S APPROVAL TO PLACE ANY SIGNAGE AT THE BUILDING'S MAIN ENTRANCE OR FRONTAGE. LESSEE'S TRADE NAME CAN BE PLACED AT THE BUILDING'S DIRECTORY PRIOR LESSOR'S APPROVAL AND SHALL NOT OCCUPY A LARGER SPACE THAN THAT AUTHORIZED BY LESSOR. LESSOR SHALL PROVIDE AND INSTALL ALL LETTERS OR NUMBERS REQUIRED TO PLACE LESSEE'S NAME, FLOOR AND OFFICE NUMBER ON THE BUILDING'S DIRECTORY AND ENTRANCE AND MAY PASS THROUGH SAID COSTS TO LESSEE.

THE NUMBER OF AVAILABLE LINES FOR LESSEE ARE TWO FOR EACH LEASED FLOOR BY LESSEE. LESSEE IS ALLOWED, AT HIS OWN EXPENSE, TO INSTALL IN THE DOORS AT THE PREMISE'S ENTRANCE AS WELL AS IN THE ELEVATOR LOBBIES OF THE FLOORS ENTIRELY OCCUPIED BY LESSEE, ANY OF THE LESSEE'S OR SUB-LESSEE'S PARTICULAR SIGNAGE.

THE LESSOR HEREBY AGREES, SUBJECT TO CORRESPONDING AUTHORITIES APPROVAL, TO ALLOW LESSEE TO PLACE PROMINENT SIGNAGE ON THE BUILDING'S GROUNDS, WHICH SHALL BE OF A SIZE COMMENSURATE WITH LESSEE'S OCCUPANCY OF THE BUILDING. LESSEE SHALL SUBMIT SPECIFICATIONS WITH THE PROPOSED HEIGHT AND DIMENSIONS OF THE SIGNAGE TO LESSOR FOR APPROVAL.

SIXTEENTH.- SUBLEASING AND ASSIGNMENT. LESSEE WILL HAVE THE RIGHT TO SUBLEASE THE PREMISES OR ASSIGN ITS RIGHTS, WITH THE PRIOR WRITTEN AUTHORIZATION OF LESSOR, AND UNDER THE LAWS OF MEXICO, WHICH SHALL NOT BE UNREASONABLY WITHHELD FOR MORE THAN 15 DAYS. LESSEE SHALL NOT SUBLEASE THE PREMISES NOR ASSIGN ITS RIGHTS HEREOF TO MORE THAN FOUR THIRD PARTIES AT THE SAME TIME, IN THE SAME BUILDING LEVEL THAT SHOULD BE LEASED AT THAT TIME. NOTWITHSTANDING ANYTHING ABOVE TO THE CONTRARY, LESSEE MAY SUBLEASE THE PREMISES OR ASSIGN ITS RIGHTS HEREUNDER, IN WHOLE OR IN PART, TO ANY OF ITS, OR ITS PARENT'S COMPANIES, AFFILIATES, DIVISIONS OR SUBSIDIARIES OR IN WHICH THERE ARE ITS STOCKHOLDERS, PRIOR WRITTEN NOTICE TO THE LESSOR. ANY BUSINESS OF THE SAME SIZE OR CREDIT AS THE LESSEE, SHALL REQUIRE PREVIOUS WRITTEN NOTICE BY THE LESSOR. IN BOTH CASES, LESSEE SHALL REMAIN LIABLE FOR ALL FINANCIAL OBLIGATIONS HEREUNDER AND SUCH SUBLEASES SHALL BECOME BOUND BY ALL THE PROVISIONS HEREOF.

SEVENTEENTH.- USE-COMPLIANCE WITH LAWS. LESSOR DECLARES AND GUARANTEES THAT:

A) THE BUILDING MAY BE LEGALLY USED FOR OFFICES, PURSUANT THE LAWS, REGULATIONS AND LEGAL PROVISIONS NOW IN EFFECT IN MEXICO;

8) THE BUILDING HAS BEEN CONSTRUCTED ABIDING BY ALL CONSTRUCTION LAWS, AUTHORIZED USES AND OTHER APPLICABLE PROVISIONS AND THAT NO ASBESTOS WERE USED OR WILL BE USED IN THE CONSTRUCTION OF THE BUILDING;

C) THE BUILDING HAS THE LEGALLY REQUIRES SAFETY, FIRE AND OTHER HAZARD PREVENTION, AS WELL AS AN EMERGENCY EVACUATION PROGRAM.

EIGHTEENTH.- TAXES AND DUTIES. LESSEE SHALL BE OBLIGED TO PAY TO LESSOR ANY TAXES LEVIED, WHICH ARE REQUIRED BY LAW TO BE PAID BY LESSEE, ON THE RENTS AND BUILDING OPERATING EXPENSES (EXCLUDING LESSORS INCOME TAX); ALL TAXES, INCLUDING REAL ESTATE PROPERTY TAXES, DUTIES AND LEVIES NOW OR HEREAFTER AFFECTING THE BUILDING SHALL BE PAID BY LESSOR.

NINETEENTH.- ADDITIONAL PARKING SPACE. LESSEE MAY CONTRACT FOR ADDITIONAL PARKING SPACES WITHIN THE BUILDING, IF AVAILABLE AT LESSOR'S DISCRETION AT $50.00 FOR NON DESIGNATED SPACES AND $75 FOR DESIGNED SPACES, PER MONTH. THE COST OF SAID PARKING CONTRACTS SHALL BE ADJUSTED ACCORDING AS SET FORTH IN CLAUSE SEVENTH.

TWENTIETH.- CAUSES FOR RESCISSION. LESSOR MAY TERMINATE THIS AGREEMENT IN THE EVENT LESSEE DEFAULTS IN ANY OF ITS OBLIGATIONS HEREUNDER AND UNDER THE LAWS OF MEXICO, INCLUDING THE LESSEE'S FAILURE TO MEET ITS PAYMENT OBLIGATIONS, AND IN ANY OF THE FOLLOWING EVENTS:

CAUSES OF RESCISSION INCLUDE, WITH NO LIMITATION:

A) FAILURE TO PAY TWO OR MORE CONSECUTIVE MONTHLY RENTS.

B) THE USE OF THE PREMISES OTHER THAN FOR OFFICE PURPOSES AS PERMITTED IN THIS AGREEMENT.

C) SUBLETTING OR ASSIGNING ITS RIGHTS HEREUNDER WITHOUT LESSOR'S PRIOR WRITTEN AUTHORIZATION, EXCEPT AS OTHERWISE PROVIDED FOR IN CLAUSE SIXTEENTH;

D) MODIFYING THE PREMISES OR PERFORMING ALTERATIONS IN A MANNER WHICH MATERIALLY DAMAGES THE STRUCTURAL INTEGRITY OF THE BUILDING, THE DAMAGE PREVIOUSLY CONFIRMED BY AN EXPERT OPINION, WITHOUT COMPLYING WITH CLAUSE NINTH;

E) FAILURE TO PAY TWO OR MORE MONTHLY BUILDING OPERATING EXPENSES IN ACCORDANCE WITH CLAUSE EIGHTH.

FAILURE TO COMPLY CONSISTENTLY WITH THE BUILDING RULES AND REGULATIONS, AFTER BEING WARNED ABOUT THE FAILURE, AND HAVING PASSED THE TERM GIVEN TO CORRECT THE FAILURE DETERMINED IN THIS CLAUSE, SHALL NOT BE THE CAUSE FOR RESCISSION, BUT SHALL IMPLY A FINE WHICH WILL BE EQUIVALENT TO $10,000., SUCH FINE SHOULD BE PAID IN THE NEXT 5 DAYS AFTER PRIOR WRITTEN NOTICE OF LESSOR OR THE BUILDING ADMINISTRATOR. AFTER SUCH TERM, SAID AMOUNT SHALL BEAR AN INTEREST UNDER THE SAME TERMS AS SPECIFIED IN CLAUSE FIFTH.

IN THE EVENT THAT THE COMPETENT AUTHORITY KNOWS, INTERPRETS, OR EXECUTES ANY DISPOSITION IN THIS INSTRUMENT AND DECLARES THE RESCISSION OF THE AGREEMENT HEREIN CAUSED BY ANY DEFAULT OF THE LESSOR, THE LESSOR SHALL PAY TO LESSEE, IN A TERM NOT EXCEEDING 10 DAYS FROM THE RESOLUTION THAT STATES SO, THE AMOUNTS FOR RENT AND MAINTENANCE GENERATED BY THIS DEFAULT UNTIL THE DATE THE SITUATION IS CURED PLUS AND ADDITIONAL FINE THAT SHALL BE EQUIVALENT TO SIX RENT MONTHS OUTSTANDING AT THE TIME THE SITUATION IS BE CURED, OR THE AMOUNTS ON WHICH BOTH PARTIES AGREED UPON AT THAT TIME.

ONCE PAID THE AMOUNTS REFERRED HEREINBEFORE TO THE LESSOR, THE LESSEE SHALL BE EMPOWERED TO USE THE PREMISES UNTIL THE EXPIRATION OF THE AGREEMENT HEREUNDER, SUCH TERM BEING THE ONE DESIGNATED INITIALLY OR THE EXTENSION.

LIKEWISE, LESSEE MAY TERMINATE THIS AGREEMENT IN THE EVENT LESSOR DEFAULTS IN ANY OF THE OBLIGATIONS HEREUNDER AND UNDER THE LAWS OF MEXICO, WHICH INCLUDE BUT ARE NOT LIMITED TO:

A) NON DELIVERY OF THE PREMISES OR FAILURE TO COMPLETE THE BUILDING, WHEN AND As PROVIDED IN THIS AGREEMENT, TO A DEGREE THAT THE TENANT MAY START AT AN ADEQUATE LEVEL ITS NORMAL OPERATIONS AT THE TIME OF THE COMMENCEMENT OF ITS OFFICE ACTIVITIES.

B) FAILURE TO PERFORM REPAIRS OF THE BUILDING SYSTEMS, REPAIRS AND CORRECTION OF HIDDEN DEFECTS OF THE BUILDING AND PREMISES, WHEN AND AS PROVIDED HEREUNDER.

C) UNDER THE TERMS ESTABLISHED IN THE TWELFTH CLAUSE, IF FOR ANY EVENT, INEVITABLE ACCIDENT, ACT OF GOD OR ACTS IMPUTABLE TO LESSOR THAT ENTIRELY PREVENT LESSEE USE OF THE PREMISES.

IN ANY CASE, EITHER THE LESSOR OR LESSEE SHALL PROVIDE, UPON WRITTEN NOTICE OF ANY DEFAULT, A 90 (NINETY) CALENDAR DAYS PERIOD, TO CURE NON FINANCIAL DEFAULT BEFORE RESCINDING THIS AGREEMENT. IN THE EVENT A DEFAULT OCCURS REGARDING THE TIMELY PAYMENT OF RENT OR ANY OTHER DUE AMOUNT DERIVED HEREOF, UPON RECEIPT OF THE DEFAULT NOTICE, THE LESSOR SHALL GIVE LESSEE 30 (THIRTY) CALENDAR DAYS TO CURE.

TWENTY FIRST.- NOTICES. ALL NOTICES RELATED TO THIS AGREEMENT SHALL BE SERVED IN WRITING AT THE PARTIES ADDRESSES. SAID ADDRESSES SHALL BE THE FOLLOWING, UNLESS OTHERWISE CHANGED BY WRITTEN NOTICE:

         FOR LESSOR:
         ATTN.: FIDEICOMISO F/3959 BANCO DEL ATLANTICO, S.A.
         ING. ARMANDO VALENCIA HERRERA OR DESIGNEE
         AV. REVOLUCION NO. 1601
         COL. SAN ANGEL
         MEXICO, D.F. 01000
         FAX: 525-550-3014

         FOR LESSEE:
         FOR: ORIX GLOBAL COMMUNICATIONS, INC.
         ATTN.: MR. ROBERT A. MICHEL OR DESSIGNEE
         1771 E. FLAMINGO RD.
         BLDG. B. SUITE 200
         LAS VEGAS, NV 89119
         TEL: (702)-792-2500
         FAX: (702) 792-3313

         COPY: INSURGENTES SUR #1605- MODULO "D", TENTH FLOOR OF THE BUILDING

TWENTY SECOND.- ESTOPPEL CERTIFICATE, SUBORDINATION AND DOCUMENTATION OF LEASE CONTRACT. LESSEE AGREES THAT AT ANY TIME AFTER THE POSSESSION DATE OF THE PREMISES, AND FROM TIME TO TIME UPON NO LESS THAN 15 (FIFTEEN) DAYS PRIOR REQUEST BY LESSOR, LESSEE SHALL SIGN AND DELIVER TO LESSOR A STATEMENT PREPARED BY LESSEE IN WRITING CERTIFYING TO THE EXTENT APPLICABLE: (A) THE DATE UPON WHICH THE TERM OF THIS AGREEMENT COMMENCES AND TERMINATES; (B) THE DATES ON WHICH RENTS AND ANY ADDITIONAL MONTHLY RENT HAS BEEN PAID; (C) THE AMOUNT OF ANY SECURITY DEPOSIT; (D) THAT LESSEE HAS ACCEPTED AND IS OCCUPYING THE PREMISES;
(E) THAT THIS AGREEMENT IS IN FULL FORCE AND EFFECT AND LESSEE SHALL STATE ANY AMENDMENTS OR ADDITIONS THAT MAY EXIST; (F) THAT ALL IMPROVEMENTS TO THE PREMISES HAVE BEEN SATISFACTORY COMPLETED, THAT THE SAME SHALL BE OWNED BY THE LESSEE UNDER THIS LEASE AGREEMENT; (G) THAT THERE ARE NO DEFAULTS OF LESSEE UNDER THE LEASE NOR ANY EXISTING CONDITION UPON WHICH THE GIVING OR NOTICE OR LAPSE OF TIME WOULD CONSTITUTE A DEFAULT; (H) THAT LESSEE HAS NOT RECEIVED ANY CONCESSION; (I) THAT LESSEE HAS RECEIVED NO NOTICE FROM ANY INSURANCE COMPANY OF ANY DEFECTS OR INADEQUACIES OF THE PREMISES; (J) THAT LESSEE HAS NO OPTION OR RIGHTS OTHER THAN AS SET FORTH IN THIS AGREEMENT; (K) THAT THE ENDORSEMENT FOR THE OBLIGATIONS OF LESSEE IS IN FULL FORCE AND EFFECT; AND (L) SUCH OTHER MATTERS WHICH LESSOR MAY REASONABLY REQUEST INCLUDING LESSEE'S ACKNOWLEDGMENT AND ACCEPTANCE OF ANY ASSIGNMENT BY LESSOR OF ANY OF ITS RIGHTS HEREUNDER.

IF SUCH STATEMENT IS TO BE DELIVERED TO A PURCHASER OF THE BUILDING, IT SHALL FURTHER INCLUDE THE AGREEMENT OF LESSEE TO RECOGNIZE SUCH PURCHASER AS LESSOR UNDER THE LEASE AND TO THEREAFTER PAY RENT TO SUCH PURCHASER OR ITS DESIGNEE IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, (PROVIDED SUCH PURCHASER ASSUMES ALL OBLIGATIONS IN ACCORDANCE WITH THIS LEASE AGREEMENT) AND LESSEE ACKNOWLEDGES THAT ANY SUCH PURCHASER MAY RELY ON SUCH STATEMENT. LESSEE'S FAILURE TO COMPLY WITH THIS SECTION SHALL BE CONSIDERED A MATERIAL BREACH OF THIS AGREEMENT.

LESSOR'S OR LESSEE'S FAILURE TO COMPLY WITH THIS SECTION SHALL BE A MATERIAL BREACH OF THIS AGREEMENT. LESSOR SHALL BE OBLIGED IN A MUTUAL WAY TO THE LESSEE, AND LESSOR SHALL DELIVER, WHEN THE LESSEE REQUIRES IT, A SIMILAR CERTIFICATE IN ACCORDANCE WITH THIS CLAUSE.

TWENTY THIRD.- PURCHASE OPTION. THE PARTIES AGREE THAT LESSEE SHALL HAVE THE FIRST RIGHT OF PURCHASE AS LONG AS THIS AGREEMENT IS IN FULL FORCE, FOR LESSEE'S OCCUPIED PREMISES, AT A MARKET PRICE LESS THE VALUE OF IMPROVEMENTS MADE TO THE PREMISES PAID BY LESSEE, ONLY IN THE EVENT THAT LESSOR'S OFFER TO SELL THE BUILDING AS A CONDOMINIUM TO THIRD PARTIES; PROVIDED THAT AT THAT TIME, LESSEE IS NOT UNDER DEFAULT HEREUNDER, ADDITIONALLY, LESSEE SHALL HAVE DURING THE FULL FORCE OF THIS AGREEMENT, UNDER THE SAME CONDITIONS AS DESCRIBED HEREINBEFORE, THE RIGHT TO THE SECOND PURCHASE OFFER TO BUY THE PREMISE(S) FROM OTHER LESSEE(S) IN THE BUILDING, KNOWING THAT IN ANY EVENT THESE OR ANY OTHER PERSON DESIGNATED BY THE LESSOR SHALL HAVE THE FIRST PURCHASE OFFER.

LESSOR SHALL FORTHWITH NOTIFY LESSEE ITS INTENTION TO SELL CONDOMINIUM SPACE IN THE BUILDING. LESSEE SHALL HAVE 90 DAYS TO EXERCISE ITS RIGHT FOR THE FIRST PURCHASE

OFFER FROM THE DATE THE LESSOR NOTIFIES SUCH INTENTION. LESSEE SHALL NOT HAVE ANY RIGHT TO PURCHASE THE PREMISES IF THE BUILDING IS OFFERED FOR PURCHASE AS A WHOLE.

TWENTY FOURTH.- TENANT CONSTRUCTION. LESSEE SHALL BE RESPONSIBLE FOR THE CONSTRUCTION OF ITS IMPROVEMENTS AND LESSOR SHALL GIVE PRIOR APPROVAL OF SAID IMPROVEMENTS.

LESSEE SHALL HAVE THE RIGHT TO CHOOSE ITS OWN ARCHITECT(S), ENGINEER(S), CONTRACTOR(S), AND SUB-CONTRACTOR(S) TO PERFORM INITIAL AND FUTURE TENANT CONSTRUCTION. THERE SHALL BE NO CHARGE BY LESSOR FOR THE REVIEW OF PLANS OR INSPECTIONS THAT LESSOR DEEMS NECESSARY DURING AND AFTER LESSEE'S CONSTRUCTION, OR DURING ANY OF LESSEE'S ALTERATIONS.

LESSEE AGREES TO COMPLY WITH THE RULES AND REGULATIONS FOR OFFICE ADJUSTMENTS AS SET FORTH IN OFFICE SPACE CONSTRUCTION AND ADJUSTMENTS GENERAL DISPOSITIONS (EXHIBIT "D").

LESSEE AGREES TO COMPLY WITH LESSORS SPECIFICATIONS IN RESPECT TO WINDOW COVERINGS FOR ALL WINDOWS IN THE PREMISES, AND ACKNOWLEDGES THAT MAINTENANCE AND COST THEREOF SHALL BE PAID BY LESSEE.

TWENTY FIFTH.- LANGUAGE. THIS AGREEMENT SHALL BE SIGNED IN SPANISH THE PARTIES HEREIN STATE THAT THEY KNOW SUCH LANGUAGE AND THAT THEY ARE FULLY AWARE OF THE LEGAL SCOPE AND CONSEQUENCES OF THE PROVISIONS CONTAINED HEREIN.

TWENTY SIXTH.- SATELLITE DISH INSTALLATION. LESSEE SHALL NOT USE THE FLAT SPACE ON THE ROOF NOR PLACE A MICROWAVE ANTENNAE OR SIMILAR ANTENNAE OR COMMUNICATION DEVICE, UNLESS LESSOR PROVIDES ITS EXPRESS CONSENT, ALL THESE AFTER OBTAINING THE SPECIFIC PERMITS REQUIRED FROM THE COMPETENT AUTHORITIES AND LESSOR'S APPROVAL. LESSEE SHALL SUBMIT SPECIFICATIONS WITH THE PROPOSED HEIGHT, DIMENSIONS AND DESIRED LOCATION OF THE EQUIPMENT TO LESSOR FOR APPROVAL. LESSOR SHALL HAVE FINAL APPROVAL OVER THE PLACEMENT OF SUCH ANTENNAE AND THOSE OF OTHER TENANT(S), LESSOR'S PLACEMENT SHALL NOT INTERFERE WITH THE ANTENNAE'S FUNCTION. THE COSTS ASSOCIATED WITH THIS INSTALLATION, REPAIR AND MAINTENANCE SHALL BE BORNE BY LESSEE.

WITH LESSOR'S PREVIOUS APPROVAL, LESSEE SHALL HAVE ACCESS TO THE ROOF THROUGH THE FREIGHT ELEVATOR OF THE OFFICE TOWER, WITH THE PURPOSE TO INSTALL ITS MICROWAVE ANTENNAE.

TWENTY SEVENTH.- EMERGENCY GENERATOR. LESSEE SHALL HAVE THE OPTION TO INSTALL A LOW TENSION GENERATOR FOR EMERGENCIES, SUBJECT TO REVIEW AND APPROVAL OF LESSOR AND ITS ARCHITECTS AND ENGINEERS. FOR THIS PURPOSE, LESSOR WILL GRANT LESSEE SUITABLE SPACE NEXT TO THE BUILDING'S EQUIPMENT FOR A PREVIOUSLY AGREED COST BETWEEN THE PARTIES DURING THE TERM HEREUNDER.

TWENTY EIGHTH.- GUARANTIES. IN ORDER FOR LESSEE TO GUARANTY ITS OBLIGATIONS ESTABLISHED HEREIN, LESSEE SHALL TAKE THE GUARANTEE HEREINBELOW, WITH LESSOR'S TOTAL ACCEPTANCE AND LESSOR SHALL DELIVER ALL DOCUMENTS JUSTIFIABLY REQUIRED, ACKNOWLEDGING THAT LESSEE SHALL DELIVER SAID GUARANTEE TO LESSOR IN THE TERM THAT SHALL EXPIRE ON DECEMBER 25, 1997.

A) A GUARANTEE FOR THE AMOUNT OF $32,000.00 MEXICAN PESOS, THAT SHALL COVER ATTORNEY'S FEES IN CASE THE ARBITRAGE PROCEDURE HEREIN ENTERS INTO EFFECT, SUCH AS COSTS, AND

8) A GUARANTEE AUTOMATICALLY ANNUALLY RENEWABLE FOR THE AMOUNT OF US $67,139.28 TO GUARANTY PAYMENTS DERIVED FROM CONCEPTS OF RENT AND MAINTENANCE INSTALLMENTS.

SUCH POLICIES SHALL BE EVIDENT AS EXHIBIT HEREUNDER UNTIL ITS EXPIRATION.

THE COST OF SUCH GUARANTEES SHALL BE PAID BY LESSEE WHICH SHALL PAY IT AT THE EXECUTION OF THIS AGREEMENT, OR SHALL PRESENT SAID GUARANTEES IN A TERM NO LONGER THAN 10 BUSINESS DAYS FROM THE EXECUTION OF THIS AGREEMENT.

LESSOR SHALL ANNUALLY RENEW SUCH GUARANTEES WITH LESSEE'S TOTAL APPROVAL, AND LESSEE COMMITS TO PAY ITS YEARLY COST, DURING THE TERM OF THIS CONTRACT. IN THE EVENT THAT THE LEASE HOLDER FAILS TO PAY THE GUARANTEE'S RENEWAL, THE LEASE LENDER SHALL HAVE THE FACULTY TO PAY THE RENEWAL BONUS OF SUCH BOND, ADDITIONALLY IT WILL HAVE THE FACULTY TO DEMAND OR REBOUND SUCH PAYMENT AGAINST THE LEASE HOLDER.

TWENTY NINTH.- TRIAL EXPENSES. IN THE EVENT THAT EITHER PARTY DEFAULTS TO ANY OF THE CLAUSES HEREIN, IN SUCH A WAY THAT THEY GIVE CAUSE FOR THE RESCISSION OF THIS AGREEMENT, THROUGH CORRESPONDING TRIAL WITH ARBITRATORS DESIGNATED BY THE PARTIES HEREUNDER, THE PARTY SENTENCED BY DECISION UNDER THIS PROCEEDING,
SHALL BE OBLIGED TO PAY TO THE OTHER PARTY, THE EXPENSES GENERATED BY THIS PROCEEDING, AS SET FORTH HEREINBELOW.

THE EXPENSES AND COSTS GENERATED BY THE EXECUTION OF SUCH ARBITRAGE PROCEEDING DESCRIBED HEREIN, BY MUTUAL AGREEMENT THE AMOUNT ESTABLISHED SHALL BE OF N$32,000.00 WHICH SHALL BE PAID AS SET FORTH IN CLAUSE THIRTY-FIFTH, TRIAL EXPENSES.

THIRTIETH.- JURISDICTION. THE PARTIES EXPRESSLY AGREE THAT IN THE EVENT OF ANY DISPUTE ARISING OUT OF OR IN CONNECTION TO THE INTERPRETATION OR COMPLIANCE (TERMINATION, RESCISSION, PAYMENT OF PESOS) OF THIS LEASE AGREEMENT SHALL BE SUBMITTED TO AN ARBITRAGE TRIBUNAL, FOR SUCH IN THIS ACT EXECUTE THE CORRESPONDING ARBITRATORS COMMITMENT AS ESTABLISHED IN ARTICLE 609 OF THE CIVIL PROCEDURES CODE.

THIRTY FIRST.- ARBITRATION PROCEDURE. THE ARBITRAGE PROCEDURE SHALL BE SUBMITTED TO THE FOLLOWING ARTICLES: ARTICLE 1.- ALL CONFLICTS RELATED TO A SAME LEASE AGREEMENT MAY BE PUT IN ONE CLAIM, EVEN IF CLAIMS ARE FROM DIFFERENT PEOPLE THUS, THE RESCISSION ACTION, THE TERMINATION AND PAYMENT IN PESOS TO THE BONDSMAN ETC. COULD BE IN THE SAME CLAIM. ARTICLE 2.- THE ARBITERS APPOINTED BY THE CONTRACTING PARTIES ARE: SERGIO ANTONIO LEYVA PARRA RUIZ GODOY WITH ADDRESS IN PUEBLA 160 2ND FLOOR, COLONIA ROMA; JESUS MORENO MENDOZA, WITH ADDRESS IN PUEBLA 160 2ND FLOOR, COLONIA ROMA; AND JORGE ORNELAS SOLIS WITH ADDRESS IN PUEBLA 160 2ND FLOOR, COL. ROMA. ARTICLE 3.- THE ARBITERS SHALL BE EMPOWERED TO APPOINT THE AGREEMENT SECRETARY, WHO SHOULD LEAVE EVIDENCE IN WRIT OF THE ACCEPTANCE AND PROTEST OF SUCH DUTY. ARTICLE 4.- THE ACTING PARTY HAS THE RIGHT TO CHOOSE ANY OF THE DESIGNATED ARBITERS; IN THE EVENT OF DEATH, OR FAULT OR IMPEDIMENT TO CONTINUE IN SUCH A DUTY, ONCE ACCEPTED THIS. THE SAME ACTING PARTY MAY CHOOSE A SUBSTITUTE ARBITER AMONG THE ONES APPOINTED BY THE PARTIES. ARTICLE 5.- IF ANY OF THE APPOINTED ARBITERS BY THE PARTIES CARRY OUT SUCH DUTY DUE TO NON ACCEPTANCE, FAULT OR IMPEDIMENT, THE ACTING PARTY SHALL GO TO ANY OF THE FIRST INSTANCE JUDGES AND SHALL ASK FOR THE APPOINTMENT OF A NEW ARBITER ACKNOWLEDGING THAT IT WILL NOT BE NECESSARY TO BE SUBJECT TO THE OFFICIAL LISTS AND IN THIS PROCEEDING THE DEFENDANT SHALL NOT INTERVENE. ARTICLE 6.- IT'S EXPRESSLY AGREED THAT FOR THE ACTING IN THE ARBITRAGE JUDGMENT THERE ALL SHALL BE CALENDAR DAYS AND TIMES, BUT THE ARBITER SHALL ENDEAVOR TO DESIGNATE WITH PRUDENCE THE DATES AND TIMES TO CELEBRATE THE AUDIENCES. ARTICLE 7.-FUNCTIONS AND COMMITMENTS OF THE ARBITERS: A) TO SUBMIT TO THE FORMALITIES AND PROCEDURES ESTABLISHED AMONG THE PARTIES IN THIS ARBITERS COMMITMENT AND TO ADJUDICATE BY MEANS OF SUPPLEMENTARY ACTION THE DISPOSITIONS OF THE PROCEDURE CIVIL CODE, APPLICABLE IN MEXICO CITY WHEN IT MAY SEEM NEEDED AND SHALL NOT BE ANTAGONISTIC WITH THE OTHER STIPULATIONS ON THIS COMMITMENT; B) TO MAINTAIN PROCEDURAL EQUILIBRIUM AMONG THE PARTIES ANY TIME; C) TO TRY THAT THE PARTIES HAVE A FRIENDLY ARRANGEMENT; D) TO WATCH THE CONVENIENT AND EFFICIENT EXECUTION OF THE AWARD. ARTICLE 8.- ARBITRATION FEES.- FOR THE WHOLE JUDGMENT, THE FEE FOR EACH ARBITER SHALL CORRESPOND TO THE EQUIVALENT OF TWO HUNDRED DAYS OF MINIMAL WAGE IN FULL FORCE IN MEXICO CITY. ARTICLE 9.- SECRETARY OBLIGATIONS: A) TO COMPLY WITH THE PROCEDURAL FORMALITIES ESTABLISHED AMONG THE PARTIES IN THIS PACT; B) TO INTERVENE TO ATTEST OR CERTIFY IN ALL CASES THAT AN ARBITER MAY BE REQUIRED;
C)

DELIVER THE CITATION TO THE DEFENDANT AND NOTIFY THE PARTIES THE AGREEMENT WITH THE FORMALITIES SET FORTH LATER: D) TO HELP THE ARBITER IN EVERYTHING THAT MAY BE REQUIRED FOR THE FAIR DEVELOPMENT OF THE ARBITRATION PROCEDURE. E) TO RECEIVE FROM THE PARTIES ANY PROMOTIONS RELATED WITH THE ARBITRAGE AND NOTIFY THE ARBITER IMMEDIATELY; F) TO DELIVER TO THE PARTIES UPON REQUEST SIMPLE OR CERTIFICATE COPY OF THE WRIT, ACTING AND AWARD. ARTICLE 10.- SECRETARY FEES.- THE SECRETARY FEES SHALL CORRESPOND THE EQUIVALENT OF 100 DAYS OF MINIMAL WAGE IN FULL FORCE IN MEXICO CITY, ACCORDING TO THE ESTABLISHED IN ARTICLE 8. ARTICLE ll.- PROCEDURE.- THE PROCEDURE STARTS UPON ARBITRATION PROCEEDING FROM ONE OF THE PARTIES WITH THE FOLLOWING ACTION A) THE PARTY THAT, CONSIDERING THE OTHER PARTY DEFAULTED IN ANY DISPOSITION OF THE LEASE AGREEMENT OR DAMAGING ANY RIGHT DERIVED THEREOF, SHALL GO TO ANY OF THE DESIGNATED ARBITERS IN ARTICLE 2 AND THE ONE WHO ACCEPTS THE DUTY SHALL PLACE THE CLAIM. ARTICLE 12.- THE CLAIM SHALL HAVE THE FOLLOWING ELEMENTS: A.- NAME AND ADDRESS OF THE PLAINTIFF; B.- NAME AND ADDRESS OF THE DEFENDANT; C.- DESCRIPTION OF WHATEVER FACTS THAT ESTABLISH AND CAUSED THE CLAIM; D.- LAW RULES AND PRINCIPLES THAT MAY BE APPLICABLE; E.- ALONG WITH THE CLAIM THE PLAINTIFF SHALL DELIVER THE DOCUMENTS FOUNDING ITS ACTION, THE EVIDENCE SHALL BE OFFERED FROM THAT MOMENT ON, THE DOCUMENTS THAT AUTHORIZE ITS LEGAL STATUS AND COPIES OF THE CLAIM AND ALL SHOWN DOCUMENTS ALONG WITH THE WRITTEN CLAIM FOR THE NOTIFICATION TO EACH DEFENDANT. ARTICLE 13.- ESTABLISHING THE CLAIM.- WHEN ESTABLISHING THE CLAIM, THE ARBITER SHALL CHOOSE ANY OF THE SECRETARIES IN ARTICLE 3. THE AGREEMENT SECRETARY, ONCE ACCEPTING THE DUTY, SHALL ALLOW THE CLAIM, THE PLACE FOR THE ARBITRAGE ENTRY SHALL DE DESIGNATED; THE PLAINTIFF REPRESENTATION SHALL BE ANALYZED, ALL THE THINGS RELATED TO THE EVIDENCE ADMISSION PRESENTED BY THE PLAINTIFF IN THE WRITTEN CLAIM SHALL BE RESOLVED, AND THE DAY AND TIME FOR THE HEARINGS FOR THE JUDGMENT, WHICH CELEBRATION SHALL ABIDE A 5 DAY TERM AFTER THE DEFENDANT CITATION. ARTICLE 14.- THE CITATION SHALL BE DELIVERED BY THE SECRETARY EVEN WHEN THE ADDRESS OF THE DEFENDANT SHOULD NOT BE IN MEXICO CITY, ACCORDING TO THE FOLLOWING FORMALITIES:
A).- THE PLACE FOR THIS PRACTICE IF ITS AN INDIVIDUAL, SHALL BE THE PLACE THAT IS BEING LEASED, THE HOME ADDRESS, THE WORKING PLACE EVEN IF IT IS TRANSITORY OR THE PLACE WHERE HE IS LOCATED; B).- IF THE PLACE BEING LEASED IS A COMPANY, ANY OF ITS COMMERCIAL SITES, OFFICES, WAREHOUSES, OR IN THE ADDRESS OF ITS LEGAL REPRESENTATIVE; C).- IN THE EVENT THAT THE DEFENDANT'S ADDRESS SHOULD BE UNKNOWN THE CITATION SHALL BE BY MEANS OF PUBLISHED SUMMONS IN ANY OF THE LOCAL NEWSPAPERS AND FOR THIS EVENT, THE FOLLOWING PROCEDURE SHALL BE FOLLOWED. l. IN THE ENTRANCE DOOR OF THE PLACE BEING LEASED, SHALL BE FIXED A CERTIFICATE WHICH PRECISES WHAT THE CLAIM IS ABOUT, NAME OF THE ARBITER, OF THE SECRETARY, THE ADDRESS IN WHICH THE ARBITRAGE SHALL TAKE PLACE AND DATE AND TIME OF THE TRIAL HEARING. 2.- IN SUCH EVENTS AFTER THE SUMMONS HAVE BEING PLACED THE DEFENDANT SHALL NOT BE SEARCHED FOR ANY MORE. THE PROCEDURES ESTABLISHED IN FRACTION I OF THIS ARTICLE SHALL NOT BE NECESSARY IN THE EVENT THE CLAIM MAY BE AGAINST THE BONDSMAN. ARTICLE 15.- THE SECRETARY SHALL BE AWARE THAT THE PLACE WHERE THE SERVICE OF SUMMONS TAKE PLACE MAY BE ANY OF THE ABOVE MENTIONED IN ARTICLE 14, AND UNDERSTAND THE TASK WITH THE DEFENDANT, IN THE EVENT THAT THE DEFENDANT IS NOT LOCATED, WITH ANY RELATIVE, EMPLOYEE, SERVANT OR NEIGHBOR IN THE SAME PREMISES AND IN THE EVENT THAT THERE ARE NO MORE TENANTS WITH A NEIGHBOR OF THE NEAREST PREMISES. IF DEEMED NECESSARY IT SHOULD BE PLACED A FIXED NOTICE ON THE ENTRANCE DOOR OF THE PREMISES BEING LEASED OR IN A VISIBLE PLACE WITH THE INFORMATION SET FORTH IN POINT 1 OF PARAGRAPH "C" IN THE PRECEDING ARTICLE. THE SECRETARY SHALL PLACE NOTIFICATION WITH THE COPIES FROM THE PLAINTIFF, DULY COMPARED AND WITH A COPY OF THE ADVISORY WRIT OF THE CLAIM. ARTICLE 16.- THE PARTIES ARE OBLIGED TO GO TO THE DESIGNATED ADDRESS OF THE ARBITRAGE TO BE NOTIFIED ABOUT WRITS, AGREEMENTS AND AWARD. THE SECRETARY MAY INFORM TO THE PARTIES BY TELEPHONE ABOUT THE STATE OF ACTIONS IN THE AGREEMENT, WRIT AND AWARD DISCRETIONAL AUTHORITY DOES NOT DISMISS THE PARTIES OF THE OBLIGATION TO GO EVERY DAY TO THE PLACE OF THE ARBITRAGE TO CONFIRM ALL THE INFORMATION RECEIVED BY TELEPHONE OR TO BE NOTIFIED ABOUT THE WRITS, AGREEMENTS AND AWARDS AND SHALL BE IN FULL FORCE THE NEXT DAY OF ITS DATES. ARTICLE 17.- ANSWER TO THE CLAIM:
A).- THE TERM TO ANSWER THE CLAIM, SHALL MATURE AT THE TIME OF THE TAKING PLACE OF THE HOLDING OF THE HEARING; B) THE DEFENDANT PARTY MAY EXECUTE RECONVENTIONAL ACTION AND THE COUNTERCLAIM SHALL COMPLY WITH ALL THE REQUIREMENTS ESTABLISHED IN ARTICLE 11 AND

SHALL BRING SUIT WITH A MINIMUM 72 HOURS PRIOR THE HEARING FOR THE TRIAL. IN THE EVENT, THAT ALL THESE REQUESTS DO NOT COMPLY, THE COUNTERCLAIM SHALL BE UNDONE.
ARTICLE 18.- RECONVENTION SHALL BE PROSECUTED IN ACCORDANCE TO THE FOLLOWING
PROCEDURE: A)- WITH THE COPIES OF THE RECONVENTION WRIT, THE PARTY RECONVENTIONED SHALL BE NOTIFIED; B).- AT THE TIME OF THE HOLDING OF THE HEARING THE RECONVENE PARTY MAY REQUIRER TO CELEBRATE A PRINCIPAL HEARING, AND A NEW DAY AND TIME SHALL BE DESIGNATED TO HOLD THE RECONVENTIONAL HEARING AND IN THIS EVENT, THE SECOND HEARING SHALL BE HELD IN THE SAME TERMS OF THE PRINCIPAL HEARING OR, C).- THE RECONVENTION MAY BE ANSWERED AND IT SHALL REQUIRED TO HOLD A FULL HEARING. ARTICLE 19.- DILATORY EXCEPTIONS.- THIS EXCEPTIONS SHALL BE ESTABLISHED BY DEFENDANT WITH A MINIMUM 72 HOUR PRIOR THE HOLDING OF THE HEARING AND SHOULD INCLUDE THE NEXT REQUIREMENTS: A).- TO COVENANT THE COSTS AND FEES OF THE ARBITERS AND SECRETARY, THROUGH EXHIBIT OF A DEPOSIT IN CASH OF RENT EQUIVALENT TO 150 DAYS OF MINIMAL WAGE IN FULL FORCE IN MEXICO CITY; B).- TO DELIVER EVIDENCE WHICH CAN PROVE THE DILATORY EXCEPTIONS IN THE EVENT THAT ANY OF SUCH EVIDENCE COULD NOT BE PRESENTED IN THE HEARING OF THE JUDGMENT, THE ONE WHO FILED THE EXCEPTION SHALL COVENANT SOLVED FROM THIS EXCEPTION THROUGH A CASH DEPOSIT PROOF EQUIVALENT TO 51 RENTAL MONTHS; C).- LIS PENDENS EXCEPTIONS,
SHALL CAUSE CONNECTION, LACK OF PERSONALITY, SHALL THE PREVIOUSLY PROSECUTED AT THE BEGINNING AT THE END AND OF THE HEARING; D).- THE COUNTERPART SHALL ANSWER THE EXCEPTION AND RELEASE PERTINENT EVIDENCE, IN THE EVENT THAT SOME EVIDENCE COULD NOT BE PROVED IN THE HEARING, THE ARBITER SHALL FIX A TERM IN WHICH TO SHOW IT AND A NEW DAY AND TIME SHALL BE DESIGNATED FOR THE CONTINUATION OF THE HEARING; E) IN THE EVENT THAT SOME OF THE DEFENDANT'S EXCEPTIONS WERE CONSIDERED ILLEGAL, THE AMOUNT OF THE ARBITER'S AND SECRETARY FEES SHALL BE DEDUCTED OF SAID DEPOSITS, PLUS TWO EQUAL FIGURES WHICH SHALL BE PAID IMMEDIATELY AS COMPENSATION TO THE COUNTERPART. THE REST SHALL BE DEPOSITED WITH THE ARBITER UNTIL THE END OF THE TRIAL; F) IF THE DILATORY EXCEPTION IS DECLARED LEGAL, THE TRIAL SHALL BE SUPERSEDED AND THE OTHER PARTY SHALL BE OBLIGED TO PAY THE COSTS. ALL THE DILATORY EXCEPTIONS THAT DO NOT COMPLY WITH THE REQUIREMENTS IN THIS ARTICLE SHALL BE DISMISSED. ARTICLE 20.- HEARING.- THE HEARING SHALL COMMENCE WITH A CONCILIATORY STAGE IN WHICH THE ARBITER SHALL FIRST TRY TO SETTLE THE PARTIES AND THE FOLLOWING RULES SHALL BE FOLLOWED: A).- IN THE EVENT OF THE PLAINTIFF'S ABSENCE, THE FINAL WRIT SHALL BE RATIFIED AND THE HEARING SHALL NOT BE IMPEDED; THE DEFENDANT SHALL DELIVER ITS ANSWER AND THE FINDINGS SHALL BE PRESENTED; B);.- THE DEFENDANT'S ABSENCE SHALL MEAN THE ACCEPTANCE OF THE CLAIM BY THE DEFENDANT AND THE AWARD SHALL BE ISSUED BY THE ARBITER. ARTICLE 21.- IN ANSWERING THE CLAIM ON THE DEFENDANT'S BEHALF, IT SHALL REFER TO EACH AND EVERYONE OF THE FACTS ESTABLISHED IN THE CLAIM AND SHALL PRESENT THE CONSIDERED EXCEPTIONS. THE CONTRADICTORY, OBSCURE AND OPPOSED SHALL BE AUTOMATICALLY DISMISSED BY THE ARBITER, WHEN THE LAWSUIT IS COMPLETE IT SHALL PASS TO THE EVIDENCE STAGE; EACH PARTY SHALL SHOW THE EVIDENCE THAT IS RIGHT FOR THEMSELVES, ACKNOWLEDGING THAT THE EVIDENCE NOT SHOWN IN SAID HEARING, SHALL BE ONLY ADMITTED IF THE OFFERER COVERS THE ARBITER AND SECRETARY FEES THROUGH A CASH DEPOSIT EQUIVALENT TO 300 DAYS OF MINIMAL WAGE IN FULL FORCE IN MEXICO CITY. THE ARBITER IS EMPOWERED TO DISMISS ALL EVIDENCE THAT IS NOT RIGHT FOR THE DEBATE POINTS, AND PRETEND TO HAVE SOME PUBLIC KNOWLEDGE, THAT COULD CAUSE AN UNNECESSARY DELAY IN THE PROCEDURE COURSE OR EVEN WHEN PRESENTED WITH SATISFACTION, AND ARE OF NO BENEFIT TO THE PARTY OFFERING IT. ARTICLE 22.- THE PARTIES SHALL BE CONSIDERED IN THE KNOWLEDGE OF THE DATE OF THE HOLDING OF THE
HEARING: A).- TO APPEAR IN SUCH HEARING TO PRESENT THE EVIDENCE, IN THE EVENT THAT IT MAY BE OFFERED AND APPEARING WITH NO JUSTIFIED CAUSE, IT SHALL BE DECLARED AS ACKNOWLEDGING THE PREVIOUSLY LEGAL QUALIFIED POSITIONS PRESENTED PRIOR THE HOLDING OF THIS HEARING. B).- THE CROSS EXAMINATION MAY BE DONE BY THE INTERESTED PARTY OR ITS DULY AUTHORIZED ATTORNEY, WHENEVER SAID PARTY REQUIRES IT. THIS FACULTY IS NOT THE RIGHT OF THE OFFERER; C).- IF THE ACQUITTAL IS DONE BY THE ATTORNEY THE FOLLOWING FORMALITIES SHALL BE FOLLOWED: 1.- TO BE TAKEN AS ACKNOWLEDGED THOSE POSITIONS WHERE IT IS SAID THE FACTS ARE UNKNOWN. 2.- UNDER PROTEST TO TELL THE TRUTH, TO MANAGE WITH STRICT ATTACHMENT TO THE TRUTH AND ITS RESPONSES TO CORRESPOND WITH THE REAL FACTS THAT IT ACKNOWLEDGES AND THE INFORMATION GIVEN BY ITS REPRESENTATIVE. D) IF THE ACQUITTER IS OLDER THAN 65 YEARS OLD OR IF IT IS UNABLE BY ILLNESS TO APPEAR IN THE HEARING THE ARBITER, THE SECRETARY AND THE PARTIES SHALL

ESTABLISH IN THE ADDRESS IN WHICH SUCH ACQUITTER IS IN TO PRESENT THE EVIDENCE AND THE NEXT REQUIREMENTS SHALL COMPLY 1. RATIFY MEDICAL CERTIFICATE TO THE ARBITER IN WHICH THE ILLNESS SHALL BE DESCRIBED AND THE REASONS WHY THE ACQUITTER IS UNABLE TO ATTEND THE ARBITRAGE. 2. THE DOCTOR WRITING THE CERTIFICATE SHALL REMAIN DURING THE DURATION OF THE HEARING SO HE CAN CLARIFY ANY DOUBT RAISED FROM THE ARBITRAGE OR THE PARTIES. 3. THE MEDICAL CERTIFICATE SHALL INCLUDE IN WRITING THE PLACE WHERE THE ACQUITTER IS CONVALESCING. 4. THE COUNTERPART OR THE ARBITER MAY DESIGNATE ANOTHER DOCTOR TO REVIEW THE OPINION AND ALSO TO EXAMINE THE ACQUITTER. 5. THE ARBITER SHALL HAVE FULL FACULTY TO EXAMINE THE MEDICAL REPORTS AND SOLVE CONTROVERSIAL FINDINGS OR ACKNOWLEDGING SUCH. 6. IN THE EVENT THAT THE ACQUITTER IS OUTSIDE MEXICO CITY, IT SHALL BE GIVEN AN ACKNOWLEDGMENT OF THE PREVIOUSLY LEGALLY QUALIFIED PROVISIONS AND PREVIOUSLY PRESENTED TO THE HEARING. ARTICLE 23. PROOF BY WITNESSES. OFFERING.- WHEN OFFERING THE PROOF BY WITNESSES THE OFFERER PARTY SHALL APPOINT THE NAME AND ADDRESS OF THE WITNESSES, THE FACTS THAT THEY HAVE ATTENDED AND THE INTERROGATORY THAT THEY SHALL BE GIVEN. A). - THE WITNESSES AMOUNT MAY BE DECREASED AT THE ARBITER'S DISCRETION AND IN THE EVENT THAT THE WITNESSES DID NOT ATTEND THE HEARING, THE OFFERER SHALL COMPLY WITH THE GUARANTIES ESTABLISHED IN THE ARTICLE 19. THE ARBITER SHALL BE THE ONE MAKING THE QUESTIONS, HE SHALL REJECT OBSCURE, CONFUSE, NOT PRECISE, TENDENTIOUS QUESTIONS NOT RELATED WITH THE PROCESS OR THAT SUGGEST AN ANSWER, IN THE LATTER EVENT, THE SUBJECT OF THE SUGGESTED QUESTION SHALL NOT BE THE MOTIF OF ANOTHER QUESTION.- THE COUNTERPART MAY IN TIME, CROSS-EXAMINE IN RELATION WITH THE DIRECT QUESTIONS AND CREDIBILITY OF THE WITNESS, WITH THE LEGAL MOTIVES OR WITH THE MEAN BY WHICH HE ACKNOWLEDGES THE FACTS MENTIONED BY THE OFFERER PARTY. B).- IN THE EVENT THE WITNESSES ARE NOT BE PRESENTED BY THE OFFERER PARTY AND ONCE GRANTED THE CORRESPONDENT DEPOSIT, THE SECRETARY SHALL MAKE THE SUMMONS ACKNOWLEDGING THAT IN THE EVENT THE WITNESSES LIVE OUT OF MEXICO CITY. THE NOTICE MAY BE SERVED BY TELEGRAM, WITH ACKNOWLEDGMENT OF RECEIPT AND IN THE EVENT THE WITNESS SHALL NOT BE PRESENT AT THE HEARING, THE DAY AND TIME FOR A NEW HEARING SHALL BE APPOINTED, IF THE OFFERER OF THE EVIDENCE GRANTS SOME MORE GUARANTIES REFERRED TO IN ARTICLE 19, IN THE EVENT OF THE DEPOSIT NOT BEING GRANTED THIS EVIDENCE SHALL BE DISMISSED. THE ARBITER MAY DETECT ANY OF THE DECREE MEANS THAT ARE ESTABLISHED IN THE CIVIL PROCEDURES CODE AND FOR ITS EXECUTION, SHALL BE ASSISTED BY A COURT OF GENERAL JURISDICTION IN MEXICO CITY, FEDERAL DISTRICT. C).- WITNESS'S ABSENCE DUE TO ILLNESS SHALL BE SUBJECT TO THE FORMALITIES ESTABLISHED IN ARTICLE 22. ARTICLE 24.- WHENEVER NECESSARY THE PRESENCE OF ANY EXPERT PROOFS, A UNIQUE AND UNIMPEACHABLE EXPERT SHALL BE NAMED BY THE ARBITER. THE PARTIES MAY ASK THE EXPERT ANY CLARIFICATION THAT DEEM NEEDED ACCORDING TO ITS JUDGMENT, ONLY THE ARBITER MAY DECREE THE PLACEMENT OF A JUDGMENT BY A DIFFERENT EXPERT WHEN THIS MAY BE STRICTLY NECESSARY. ARTICLE 25. - THE PARTY REQUIRING THE EXPERT PROOF SHALL COVER THE EXPERT FEES SINCE THE PROOF'S IS OFFERED, THROUGH A CASH DEPOSIT EQUIVALENT TO 300 DAYS OF MINIMAL WAGE IN FULL FORCE IN MEXICO CITY. ARTICLE 26.- DOCUMENTARY EVIDENCE.- THE PARTIES MAY OFFER THEIR RESPECTIVE AVAILABLE DOCUMENTS AND IN THE EVENT OF OBJECTION BY THE OTHER PARTY, THE FOLLOWING RULES SHALL BE OBSERVED: 1.- IN THE EVENT THE DOCUMENT MADE AND SUBSCRIBED BY A THIRD PARTY, THE PARTY PRESENTING THE DOCUMENT TO THE TRIAL SHALL BE OBLIGED TO OFFER THE EVIDENCE IN SUPPORT OF THE PROBATIVE VALUE. 2.- IF THE EXECUTION OF THE OBJECTING PARTY, SUCH PARTY SHALL OFFER THE GRAPHOLOGY AND GRAPHOSCOPY EXPERT REPORT TO CLARIFY THE SIGNATURE'S ORIGIN, IN SUCH CASE THE DEPOSIT REFERRED TO IN ARTICLE 25 SHALL BE MADE. ARTICLE 25.- THE DOCUMENTS PRESENTED BY THE PARTIES BUT NOT AVAILABLE AT THAT MOMENT, ONLY SHALL BE ADMITTED IF THE GUARANTY ESTABLISHED IN ARTICLE 19 IS COMPLIED. THE ARBITER SHALL REQUIRED BY MEANS OF A FIRST INSTANCE JUDGE THE HELP REQUIRED TO ADDRESS THE AUTHORITIES OR FILES WHERE THIS DOCUMENTS ARE SO THAT IT MAY BE PRESENTED AS EVIDENCE. ARTICLE 27. - PRESENTING EVIDENCE.- ARBITER SHALL HAVE THE WHOLE FACULTY TO ESTABLISH THE WAY THE EVIDENCE SHALL BE PRESENTED. ALL THE EVIDENCE THAT MAY BE NOT PRESENTED IN A 15 DAY CALENDAR TERM SHALL BE DECLARED FORFEITED DUE TO THE INTEREST OF THE PARTIES THE CLEAR RESOLUTIONS OF THIS ARBITRAGE. THE ARBITER MAY DECREE THE PRESENTING OF EVIDENCE DIFFERENT FROM THE ONE OFFERED BY THE PARTIES, OR, THE WIDENING OF THE ONES OFFERED. ARTICLE 28.- APPRAISAL OF EVIDENCE.- THE ARBITER SHALL BE SUBJECT TO THE FOLLOWING SYSTEM OF APPRAISAL OF EVIDENCE. A) SHALL BE OF FULL PROBATIVE VALUE: THE

REPLY TO INTERROGATIVES, DOCUMENTED PUBLIC EVIDENCE, DOCUMENTS NOT DISMISSED FROM THE PARTIES; B) SHALL HAVE THE PROBATORY VALUE THAT THE ARBITER MAY
GRANTED: REPLY TO INTERROGATIVES, EXPERT EVIDENCE, PRESUMPTIVE EVIDENCE AND ALL THE OTHER PROBATORY MEANS THAT THE ARBITER MAY HAVE. ARTICLE 29.-ALLEGATION.- ONCE CONCLUDED THE PRESENTING OF EVIDENCE, THE PARTIES SHALL ORALLY FORMULATE THEIR ALLEGATION. ARTICLE 30.- ARBITER IS OBLIGED TO GIVE THE AWARD IN THE SAME HEARING OF THE TRIAL IN THE FORESEEN EVENT IN ARTICLE 20 POINT "B" AND WITHIN A TERM NO LONGER THAN 10 CALENDAR DAYS AFTER THE CONCLUSION OF THE HEARING; IN THE EVENT OF NOT DOING SO, IT SHALL LOSE THE RIGHT TO ITS FEES, THE PLAINTIFF MAY BE ASKED TO FORWARD THE ARBITER ACTS THAT THE PLAINTIFF MAY CHOOSE AMONG THE DESIGNATED BY THE PARTIES. THE ARBITER WHO DOES NOT COMPLY WITH ITS OBLIGATION SHALL BE RESPONSIBLE OF THE DAMAGES CAUSED TO THE PARTIES. ARTICLE 31.- THE PARTIES EXPRESSLY CONVENE THAT THE WRITS, AGREEMENTS AND AWARDS GIVEN IN THE ARBITRAGE PROCEDURE SHALL BE DEFINITE AND NO APPEAL SHALL PROCEED AGAINST THEM. HOWEVER, THE ARBITER MAY MODIFY THE WRITS OR AGREEMENTS WHEN IT DEEMS THAT A PROCEDURE FORMALITY HAS BEEN BREACHED. ARTICLE 32.- IN EVERY AWARD THERE SHALL BE A SENTENCE IN COSTS WHICH INCLUDE THE ARBITER AND SECRETARY FEES AND THREE FOLD OF THE TOTAL AMOUNT OF THOSE FIGURES IN FAVOR OF THE COUNTERPART PLUS THE EXPENSES BROUGHT ABOUT FOR PRESENTING THE EVIDENCE. THE AMOUNT OF COSTS SHALL BE PASSED TO THE AWARD, EXCEPT FOR A COMPLEMENTARY LIQUIDATION BEING DONE. THE AWARD SHALL HAVE THE ORDER WITH MANDATORY EFFECT SO THAT IN THE MOMENT OF THE EXECUTION THE PAYMENT OF THE COSTS MAY BE REQUIRED, AND IN THE EVENT OF NOT GIVING IT, TO LAY AN EMBARGO ON ENOUGH GOODS TO WARRANT THE AMOUNT OF THE COSTS.
ARTICLE 33.- TO BE SENTENCED IN COSTS: A) THE PLAINTIFF WITH NO FAVORABLE AWARD IN ANY OF THE CLAIMS; B).- IN ANY OTHER EVENT, TO THE DEFENDANT. ARTICLE 34.- IN THE AWARD ALL THE FACULTIES TO THE ACTUARY IN CHARGE OF ITS EXECUTION SHALL BE IMPLICIT, DUE TO THIS, EVEN WITHOUT PREVIOUS AUTHORIZATION MAY BREAK LOCKS, USE OF THE POLICE POWER, PRACTICE ANY NECESSARY MEASURES TO THE SECURING OF GOODS, ETC. ARTICLE 36 - TO THE PARTY WITH A FAVORABLE AWARD OR IN FAVOR OF WHOM IS THE MAIN SENTENCE SHALL CORRESPOND THE FACULTY TO CHOOSE THE JUDGE IN CHARGE OF THE AWARD EXECUTION. ARTICLE 36.- THE ARBITER AND SECRETARY SHALL BE IN THEIR POSITION AS LONG AS REQUIRED FOR CARRYING OUT AND THE EXECUTION OF THE AWARD OVER THE CONFLICTS SUBMITTED BY THE PARTIES HEREOF. ARTICLE 37.- THE PARTIES EXPRESSLY SUBMIT TO ARBITRAGE LOCATED IN MEXICO CITY, FEDERAL DISTRICT, AND TO THE LAWS OF SUCH LOCATION, RESIGNING FROM NOW ON TO THE CORRESPONDENT JURISDICTION OF THEIR PRESENT OR FUTURE ADDRESSES. ARTICLE 38.- THE PARTIES AGREE THAT THE FINAL AWARD JUDICIAL EXECUTION OF THE AWARD SHALL BE CARRIED OUT BEFORE THE JUDGE IN TURN OF REAL ESTATE LEASING IN THIS MEXICO CITY, FEDERAL DISTRICT AND IN THE NEEDED EVENT TO DRAW THE NEEDED LAWFUL REQUISITORIAL.

THIRTY SECOND.- HINDERING THE AWARD. THE PARTY THAT HINDERS OR IMPEDES IN A DIRECT OR INDIRECT WAY OR MAKE IT DIFFICULT TO CARRY OUT OR TO COMPLY WITH THE WARRANT AT THE TIME TO CARRY IT OUT, SHALL COMPENSATE ALL DAMAGES CAUSED TO THE OTHER PARTY, THEREOF, BY MUTUAL AGREEMENT AGREE TO BE 90% OF THE FULL FORCE RENT TO THE DATE THE AWARD IS ISSUED DURING THE TIME THAT THE EXECUTION SHALL TAKE PLACE, BEGINNING THE FIRST DAY AFTER THE WARRANT IS ISSUED UNTIL THE DAY OF THE EXECUTION OR FULFILLMENT OF THE AWARD.

THIRTY THIRD.- MODIFICATIONS. THIS INSTRUMENT INCLUDES THE ENTIRE AGREEMENT BETWEEN THE PARTIES. ANY MODIFICATION TO THIS INSTRUMENT SHALL BE MADE BY A WRITTEN AMENDMENT SIGNED BY BOTH PARTIES.

THIRTY FOURTH.- ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND THEREFORE SUPERSEDES ANY AND ALL PRIOR AGREEMENT, DISCUSSIONS OR COVENANTS AMONG THE PARTIES, JUST IN WHAT IS RELATED TO THE MATER SUBJECT OF THIS AGREEMENT.

IN WITNESS WHEREOF, This lease is executed in Mexico City, Federal District, on November 24th, 1997.

LESSOR                                                 LESSEE

/s/ HECTOR FLORES FIERRO                     /s/ ROBERT A. MICHEL
---------------------------------            ----------------------------------
BY: MR. HECTOR FLORES FIERRO                 BY: MR. ROBERT A. MICHEL
    TRUST F/3959 OF                          ORIX GLOBAL COMMUNICATIONS, INC.
    BANCO DEL ATLANTICO, S.A.                EXECUTIVE VICEPRESIDENT

                                             WITNESSES:



---------------------------------            ----------------------------------
NAME:                                        BY: TECHNICAL COMMITTEE FOR
     ----------------------------            TRUST F/3959
                                             MR. HECTOR R. IBARZABAL G. AND/OR
                                             MR. ARMANDO VALENCIA HERRERA

EXHIBIT "B" OF THE LEASE AGREEMENT ENTERED INTO BY AND AMONG TRUST F/3950 OF BANCO DEL ATLANTICO, S.A. REPRESENTED BY ITS TRUST DESIGNEE MR. HECTOR FLORES FIERRO. HEREINAFTER REFEREED TO AS THE "LESSOR", AND "ORIX GLOBAL COMMUNICATIOS, INC." "LESSEE", REPRESENTED BY MR. ROBERT A. MICHEL.

                        OFFICE SPACE INSURGENTES CENTER

TECHNICAL SPECIFICATIONS FOR OFFICE SPACES:

STRUCTURE:

o STEEL AND CONCRETE ASSEMBLED BY WASHERS, SQUARE COLUMNS AND STONE WITH FIRM COMPRESSION.

FLOOR:

o   HARD ROUGH CONCRETE FLOOR, RULED ABOVE STONE.

WALLS:

o   NON-SOLID CONCRETE WALL 15 CM. WIDE WITH REGULAR FINISH.

FREE HEIGHT OF PREMISES:

o   FREE HEIGHT OF PREMISES 2.44 M. (CONSIDERING FINISHED CEILINGS AND FLOORS)
o   FINISHED FLOOR TO BEAM 3.10 M.

HYDRAULIC INSTALLATION:

o ALL QUADRANTS SHALL HAVE A 1/2" ENDINGS, WATER CONSUMPTION WILL BE PRORATED WITHIN MONTHLY MAINTENANCE PAYMENT.

SANITARY INSTALLATION:

o   ALL QUADRANTS SHALL HAVE A DISCHARGE OF 4" OF MELTED IRON

AIR CONDITIONING:


o A CHILLED WATER OUTLET WITH INDIVIDUAL METER PER QUADRANT PER CUSTOMER WITH MORE THAN ONE QUADRANT.
o   USE OF INDIVIDUAL EQUIPMENT.
o   THIS EQUIPMENT SHALL BE PAID BY THE CUSTOMER.
o EACH PREMISES CAPACITY SHALL BE PRECISE BY A THERMAL CALCULATION FOR EACH SPECIFIC EVENT AND THE CUSTOMER SHALL RESPECT THIS.

ELECTRICAL INSTALLATION:

o   A CONNECTION WITH EMPTY EXCLUSIVE GUIDED DUCTS.
o THE ELECTRIC LOAD FOR EACH PREMISE IS OF 100 WATTS/M2. FOR LIGHTNING AND PLUGS WHICH IS THE OFFICE LOAD FOR THIS KIND OF DEVELOPMENT.
o IN THE EVENT THAT MORE LOAD IS REQUIRED IT MAY BE SUPPLIED FOR A REASONABLE EXTRA COST THAT SHALL BE DISCUSS IN EACH OPPORTUNITY.

TELEPHONE INSTALLATION:

o AN EMPTY DUCT CONNECTION SHALL BE GIVEN, WITH GUIDED WIRING TO ITS IDF (SECTION REGISTRY) AND FROM THIS TO THE MDF. IT IS LEFT WITH STRUCTURAL WIRING (OPTIC FIBER AND COPPER) WHICH ACCEPTS VOICE AND DATA TRANSMISSIONS.
o THERE ARE 5 LINES PER QUADRANT PLANNED TO BE CONTRACTED BY THE CUSTOMER. IN THE EVENT IT REQUIRED MORE THEY MAY BE GIVEN PRIOR NEGOTIATION.

GAS INSTALLATION:

o   NO GAS OPERATED DEVICE SHALL BE KEPT IN THE OFFICE SPACE.

OFFICE CONDITIONING:

o   ALL REQUIRED DOCUMENTATION SHALL BE DELIVERED BEFORE STARTING THE
    CONDITIONING.
o TRIPLAY SHALL BE INSTALLED TO "WALL IN" THE ACCESS TO THE PREMISES TO PERFECTLY DELIMIT THE WORKING AREA.
o IN GENERAL TERMS IT SHALL BE PRESENTED IN ACCORDANCE TO THE ADAPTATION AND CONDITIONING OF OFFICE SPACE MANUAL DONE SPECIFICALLY FOR THIS.

FIRE PROTECTION SYSTEM:

o THERE IS A POSSIBILITY OF CONNECTING THE CORE DRILLING, WHICH WILL BE CONNECTED TO THE CENTRAL SAFETY SYSTEM OF THE BUILDING.

o SMOKE DETECTORS, FIRE PROTECTION JOINTS IN THE FACADE WALL UNIONS AND SPRAYER SYSTEM INSIDE THE OFFICE MODULE IN ACCORDANCE TO THE RULES AND REGULATIONS FOR THE OFFICE SPACE, ALL PAID BY THE CUSTOMER ACCORDING TO THE RULES AND REGULATIONS FOR ADAPTING SPACE OFFICE.

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                            PLANTA OFICINAS TIPO 1C


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